================================================================================

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[_] Preliminary Proxy Statement     [_]  Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by
[_] Definitive Additional Materials      Rule 14a-6(e)(2))
[_] Soliciting Material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                         Luther Medical Products, Inc.
                         -----------------------------
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:
        Common Stock, no par value per share
    2) Aggregate number of securities to which transaction applies: 3,222,986 shares of Common Stock and options/warrants exercisable for 896,943 shares of Common Stock
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        The amount on which the filing fee of $3,321.00 was calculated was determined pursuant to Rule 0-11(c)(1) of the Exchange Act by multiplying $16,604,594, which amount constitutes the aggregate proposed compensation to security holders in the transaction, by one fiftieth of one percent as prescribed by Rule 0-11(c).
    4)  Proposed maximum aggregate value of transaction:  $16,604,594
    5)  Total fee paid:  $3,321.00

[X] Fee paid previously with preliminary materials.

[_] Check box, if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

================================================================================

                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 Chambers Road
                            Tustin, California 92780

December 21, 1998

Dear Shareholder:

  The attached Notice of Special Meeting of Shareholders and Proxy Statement relate to a Special Meeting of Shareholders of Luther Medical Products, Inc. (the "Company"), to be held at 9:00 a.m., local time, on January 25, 1999, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612.

  The principal purpose of the special meeting is to consider and act upon a Merger Agreement which, if approved, will result in the acquisition of the Company by a newly formed wholly-owned subsidiary of Becton Dickinson Infusion Therapy Systems, Inc. and the payment in cash of $4.70, without interest, for each share of the Company's Common Stock. Approval of this proposal requires the affirmative vote of at least a majority of the outstanding shares of Common Stock. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED MERGER AND UNANIMOUSLY RECOMMENDS APPROVAL BY THE SHAREHOLDERS.

  The attached Proxy Statement describes the proposed transaction in detail, sets forth the basis of the affirmative recommendation by the Board of Directors and the opinion of Marshall & Stevens Incorporated, as to the fairness from a financial point of view of the consideration to be paid to the shareholders. I urge you to give this material your careful attention.

  IF THE MERGER IS APPROVED, SHAREHOLDERS WILL RECEIVE APPROPRIATE INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR CASH. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME.

  Shareholders of the Company who comply with the procedures of Sections 1300 through 1312 of the California General Corporation Law, which includes, among other things, voting against the Merger and making written demand upon the Company no later than the date of the Special Meeting, as more fully described in the accompanying Proxy Statement under the heading "Terms of the Merger -- Rights of Dissenting Shareholders of the Company," will be entitled, if the Merger is consummated, to certain appraisal rights with respect to their shares.

  Whether or not you intend to attend the Special Meeting in person and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy.

                                           Sincerely,

                                           /s/ DAVID ROLLO
                                           -------------------------------------
                                           David Rollo
                                           President and Chief Executive Officer

                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 Chambers Road
                            Tustin, California 92780

                                ________________
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               January 25, 1999
                                ________________
To the Shareholders of LUTHER MEDICAL PRODUCTS, INC.:

  Notice hereby is given that a Special Meeting of Shareholders (the "Special Meeting") of Luther Medical Products, Inc., a California corporation (the "Company"), will be held at 9:00 a.m., local time, on January 25, 1999, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:
  1. To consider and vote upon a Merger Agreement, as amended (the "Merger Agreement"), and the transactions contemplated thereby, pursuant to which a wholly-owned subsidiary of Becton Dickinson Infusion Therapy Systems, Inc. ("Becton Dickinson") would be merged (the "Merger") into the Company and the shareholders of the Company would receive a cash payment of $4.70, without interest, for each share of the Company's Common Stock held by them (other than shares as to which statutory appraisal rights have been perfected), in accordance with the terms of the Merger Agreement described in the accompanying Proxy Statement, a copy of which is attached to such Proxy Statement as Annex I; and

  2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements hereof.

  The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for adoption of the Merger Agreement. Record holders of Common Stock at the close of business on December 1, 1998 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

  THE BOARD OF DIRECTORS OF THE COMPANY, AFTER CAREFUL REVIEW AND CONSIDERATION OF THE TERMS OF THE MERGER AGREEMENT AND OTHER FACTORS, INCLUDING THE OPINION OF MARSHALL & STEVENS INCORPORATED WITH RESPECT TO THE FAIRNESS OF THE MERGER FROM A FINANCIAL POINT OF VIEW, HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND BELIEVES THAT THE MERGER IS FAIR AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS.

  PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. YOUR PROXY, ONCE GIVEN, MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY FILING A PROXY BEARING A LATER DATE AND PRESENTING IT AT THE SPECIAL MEETING OR BY YOUR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES.

                                           By Order of the Board of Directors

                                           /s/ PETRA DARLING
                                           -------------------------------------
                                           Petra Darling
                                           Secretary

Tustin, California
December 21, 1998



        YOUR VOTE IS IMPORTANT.  PLEASE EXECUTE AND RETURN THE ENCLOSED
            PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT
                            AT THE SPECIAL MEETING.

                     PLEASE DO NOT SEND IN ANY CERTIFICATES
                         FOR YOUR SHARES AT THIS TIME.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY.................................................................      i
INTRODUCTION............................................................      1
  General...............................................................      1
  Record Date; Proxies..................................................      1
  Persons Making the Solicitation.......................................      2
  Quorum................................................................      2
  Vote Required.........................................................      2

THE MERGER..............................................................      3
  Background............................................................      3
  Recommendation of the Board of Directors of the Company; Reasons for
   the Merger...........................................................      6
  Opinion of Financial Advisor..........................................      7
  Interests of Certain Persons in the Merger............................     11
  Operation and Management of the Company after the Merger..............     12

TERMS OF THE MERGER.....................................................     13
  Effective Date of the Merger..........................................     13
  Effect of the Merger..................................................     13
  Payment for Shares; Exchange Agent....................................     13
  Treatment of Stock Options and Warrants...............................     14
  Representations and Warranties........................................     14
  Conditions to the Merger..............................................     14
  Restrictions on the Company...........................................     15
  Additional Agreements.................................................     15
  Termination of the Merger Agreement; Amendments.......................     16
  Cancellation Fee; Expenses............................................     16
  Rights of Dissenting Shareholders of the Company......................     16
  Certain Federal Income Tax Consequences of the Merger.................     18
  Accounting Treatment of the Merger....................................     18

PRICE RANGE OF COMMON STOCK AND DIVIDEND POLICY.........................     19
SELECTED FINANCIAL DATA OF THE COMPANY..................................     20
DOCUMENTS INCORPORATED BY REFERENCE.....................................     20
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT.............     21
BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC..........................     22
OTHER MATTERS...........................................................     23
AVAILABLE INFORMATION...................................................     23
Annex I     Merger Agreement............................................      I
Annex II    Opinion of Marshall & Stevens Incorporated..................     II
Annex III   Chapter 13 of the California General Corporation Law........    III

                                    SUMMARY

  Certain information contained in this Proxy Statement is summarized below. This summary is not intended to be complete and is qualified in all respects by the detailed information appearing elsewhere in this Proxy Statement and the annexes hereto. Shareholders are urged to review carefully the entire Proxy Statement, the Merger Agreement which is attached hereto as Annex I and the other annexes attached hereto.

  The Proxy Statement and the documents incorporated herein by reference contain forward-looking statements about future results that are subject to risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements.

The Company

  Luther Medical Products, Inc., a California corporation (the "Company"), has been primarily engaged in the design, development, manufacture, sale and licensing of intra-vascular catheters and split, peel-away needles since its organization in 1980. The Company's L-Cath(R) peel-away needle catheter placement system and the OneCath(R) protected needle catheter placement systems are used when soft, flexible catheters must be inserted for short-term or long-term intravenous therapy. The L-Cath for Ports is used to insert a soft, flexible catheter into an implanted port as an alternative to a steel Huber needle. The principle executive offices of the Company are located at 14332 Chambers Road, Tustin, California 92780, and its telephone number is (714) 544-3002.

Becton Dickinson Infusion Therapy Systems, Inc.

  Becton Dickinson Infusion Therapy Systems, Inc. ("Becton Dickinson") is a subsidiary of Becton, Dickinson and Company, the common stock of which is listed on the New York Stock Exchange. Becton, Dickinson and Company was incorporated under the laws of the State of New Jersey in November 1906, as successor to a New York business started in 1897. Becton, Dickinson and Company is engaged principally in the manufacture and sale of a broad line of medical supplies, devices and diagnostic systems used by health care professionals, medical research institutions and the general public. The principal executive offices of Becton, Dickinson and Company are located at 1 Becton Drive, Franklin Lakes, New Jersey 07417, and its telephone number is (201) 847-6800. Neither Becton, Dickinson and Company nor any of its subsidiaries is affiliated with the Company. See "Becton Dickinson Infusion Therapy Systems, Inc."

Date, Time, Place and Purpose of Special Meeting

  The Special Meeting of Shareholders of the Company (the "Special Meeting") will be held on January 25, 1999 at 9:00 a.m., local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612. At the Special Meeting, including any adjournments or postponements thereof, the shareholders of the Company will consider and vote upon a proposal to approve and adopt the Merger Agreement, as amended (the "Merger Agreement"), by and among the Company, Becton Dickinson and LMP Acquisition Corp., a California corporation and wholly-owned subsidiary of Becton Dickinson. The Merger Agreement provides that, on the Effective Date (as defined under "Effective Date of the Merger" below), LMP Acquisition Corp. will be merged with and into the Company (the "Merger") and thereafter the Company will be a wholly-owned subsidiary of Becton Dickinson.
In the Merger, each outstanding share of Common Stock, no par value (the "Common Stock"), of the Company (other than shares as to which statutory appraisal rights have been perfected) will be converted into the right to receive $4.70 in cash, without interest (the "Merger Consideration"). See "Introduction -- General." Upon consummation of the Merger, shareholders will cease to have any further ownership or interest in the Company.

Record Date; Quorum

  Only holders of record of the Common Stock of the Company at the close of business on December 1, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. Holders of Common Stock are entitled to one vote for each share held by them. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. See "Introduction -- Quorum."

Vote Required

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve and adopt the Merger Agreement. As of the Record Date, there were 3,222,986 shares of Common Stock outstanding. Each member of the Board of Directors of the Company has agreed to vote each share of Common Stock of the Company held by him in favor of the Merger Agreement and the transactions contemplated thereby. The members of the Board of Directors as a group were the beneficial holders of an aggregate of 382,175 shares of Common Stock on the Record Date (excluding outstanding but unexercised options to purchase Common Stock), constituting 11.86% of the aggregate number of shares of Common Stock outstanding as of the Record Date. See "Introduction -- Record Date; Proxies" and "Introduction -- Vote Required."

Background of the Merger

  The Merger was negotiated by representatives of the Company and Becton Dickinson in a series of exchanges and meetings which began in February 1998 with regard to this contemplated Merger and more generally since late 1994. See "The Merger -- Background." In connection with such negotiations, the Board of Directors of the Company has reviewed the Company's financial condition and strategic alternatives and has determined that the terms of the merger are fair and in the best interests of the Company's shareholders.

Approval by the Company's Board of Directors

  THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF THE MERGER AGREEMENT BY THE SHAREHOLDERS OF THE COMPANY. For a discussion of the factors considered by the Company's Board of Directors in approving the Merger Agreement and the transactions contemplated thereby, see "The Merger -- Recommendation of the Board of Directors of the Company; Reasons for the Merger." In arriving at its decision, the Board of Directors considered the opinion of Marshall & Stevens Incorporated that the cash price of $4.70 per share proposed to be received by holders of Common Stock is fair to the Company's shareholders from a financial point of view. See "The Merger -- Opinion of Financial Advisor."

Effective Date of the Merger

  The Merger will become effective immediately upon the filing of the Agreement of Merger (Exhibit A to the Merger Agreement) with the Secretary of State of the State of California (the "Effective Date"). The Effective Date currently is expected to occur on or shortly after the date of the Special Meeting, subject to the approval and adoption of the Merger Agreement at the Special Meeting and satisfaction or waiver of the conditions precedent to the Merger set forth in the Merger Agreement. See "Terms of the Merger -- Conditions to the Merger."

Conditions to the Merger

  The obligations of the Company and Becton Dickinson to effect the Merger are subject to the satisfaction or waiver of certain conditions, including the receipt of certain opinions of counsel to the Company and Becton Dickinson. See "Terms of the Merger -- Conditions to the Merger."

Surrender of the Company's Stock Certificates

  As of the Effective Date, holders of Common Stock will be entitled to receive, following compliance with certain procedures, the Merger Consideration.
Promptly after consummation of the Merger, holders of the Company's Common Stock certificates will be furnished with a transmittal letter to be used to exchange their certificates for payment of the Merger Consideration for each share represented thereby. After the Effective Date, holders of the Company's Common Stock certificates should retain such certificates until receipt of a letter of transmittal. See "Terms of the Merger -- Payment for Shares; Exchange Agent."

Certain Federal Income Tax Consequences of the Merger

  The exchange by shareholders of their shares of Common Stock for cash pursuant to the Merger will be a taxable transaction for federal income tax purposes. A shareholder whose shares are exchanged will recognize gain or loss for federal income tax purposes equal to the difference between the amount of cash received pursuant to the Merger and his adjusted tax basis in the shares exchanged therefor, assuming the shareholder does not have a special tax status or did not acquire his or her shares pursuant to an incentive stock option or special compensation arrangement. The exchange by shareholders of their shares of Common Stock for cash pursuant to the Merger may also be a taxable transaction for state, local, foreign, and other tax purposes. See "Terms of the Merger -- Certain Federal Income Tax Consequences of the Merger."

Interests of Certain Persons in the Merger

  In considering the recommendation of the Board of Directors with respect to the Merger, shareholders of the Company should be aware that certain members of the Board of Directors and the Company's management have certain interests which may present them with potential conflicts of interest in connection with the Merger. These interests include, among other things, the right of certain directors and officers to receive cash upon cancellation of outstanding and unexercised options and warrants held by them, and the right of certain officers to receive payments and other benefits pursuant to certain employment agreements with the Company and a consulting agreement to be entered into between Becton Dickinson and the President and Chief Executive Officer of the Company. For a description of such interests, see "The Merger -- Interests of Certain Persons in the Merger."

Rights of Dissenting Shareholders of the Company

  Record holders of the Company's Common Stock have the right to dissent from the Merger and, subject to certain conditions, to receive a cash payment equal to the fair market value of their shares, but, except in the case of shares which are restricted as to transfer, only if demands for payment are made with respect to five percent or more of the outstanding shares of the Company's Common Stock. In order to perfect his or her dissenter's rights, a record holder of the Company's Common Stock must comply with all of the procedural requirements of Sections 1300 through 1312 of the California General Corporation Law, a description of which is set forth under the caption "Terms of the Merger -- Rights of Dissenting Shareholders of the Company," and the full text of which is attached to this Proxy Statement as Annex III. Failure to take any of the steps required under California law may result in a loss of such dissenters' rights. Pursuant to the terms of the Merger Agreement, Becton Dickinson may abandon the Merger if the holders of shares of Common Stock representing fifteen percent or more of the shares of Common Stock remain eligible to exercise their dissenters' rights.

Price Range of Common Stock

  The Common Stock is traded on the Nasdaq small cap market under the symbol "LUTH." On October 12, 1998, the last trading day prior to the public announcement of the execution of the Merger Agreement, the high and low prices for the Common Stock as reported by Nasdaq were $2.500 and $2.375 per share, respectively, and the closing quotation was $2.500. The last reported high and low prices for the Common Stock as reported by Nasdaq on December 18, 1998, the last full trading day prior to the printing of this Proxy Statement, were $4.500 and $4.500 per share, respectively, and the closing quotation was $4.500. See "Price Range of Common Stock and Dividend Policy." Shareholders are urged to obtain current market quotations for the Common Stock.

Selected Financial Data of the Company

  For certain financial information concerning the Company, please see the consolidated financial information included in the Company's 1998 Annual Report on Form 10-KSB, 1998 Annual Report on Form 10-KSB/A, filed December 11, 1998, and 1998 Annual Report on Form 10-KSB/A, filed December 14, 1998, which are incorporated herein by reference.

                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 Chambers Road
                            Tustin, California 92780
                           ________________________

                                PROXY STATEMENT
                           ________________________

                                  INTRODUCTION

General

  This Proxy Statement is being furnished by Luther Medical Products, Inc., a California corporation (the "Company"), to the holders of outstanding shares of Common Stock, no par value (the "Common Stock"), of the Company in connection with the solicitation of proxies by the Board of Directors of the Company from holders of such shares. The proxies are to be used at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, at 9:00 a.m., local time, on January 25, 1999, and at any adjournments or postponements thereof. Holders of Common Stock are entitled to one vote for each share held by them. The purpose of the Special Meeting is to consider and vote upon a proposal to approve and adopt the Merger Agreement, dated as of October 13, 1998, as amended (the "Merger Agreement"), among the Company, Becton Dickinson Infusion Therapy Systems, Inc., a Delaware corporation ("Becton Dickinson"), and LMP Acquisition Corp., a California corporation and wholly-owned subsidiary of Becton Dickinson ("BD Sub"), and the transactions contemplated thereby, providing for the merger of BD Sub with and into the Company (the "Merger"). As a result of the Merger, the Company will become a wholly-owned subsidiary of Becton Dickinson.

  In the Merger, each outstanding share of Common Stock (other than shares as to which statutory appraisal rights have been perfected) will be converted into the right to receive a cash payment of $4.70, without interest (the "Merger Consideration").

  The Board of Directors of the Company has unanimously approved the Merger Agreement and the transactions contemplated thereby. The Board of Directors of the Company unanimously recommends adoption of the Merger Agreement by the shareholders of the Company. For a discussion of the factors considered by the Company's Board of Directors in approving the Merger Agreement and the transactions contemplated thereby, see "The Merger -- Recommendation of the Board of Directors of the Company; Reasons for the Merger."

  The principal executive offices of the Company are located at 14332 Chambers Road, Tustin, California 92780, and its telephone number is (714) 544-3002.

  This Proxy Statement is first being mailed to shareholders of the Company on or about December 23, 1998.

Record Date; Proxies

  The Board of Directors of the Company has fixed the close of business on December 1, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.

  A proxy card for use at the Special Meeting is enclosed. Shares of Common Stock represented by properly executed proxies, unless such proxies have been previously revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are so indicated, such shares will be voted in favor of the approval and adoption of the Merger Agreement and in the discretion of the proxy holder as to any other matter that properly may come before the Special Meeting. The Board of Directors of the Company knows of no business that will be presented for consideration at the Special Meeting other than consideration of the Merger Agreement. A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing an instrument revoking it with the Company, by duly executing a proxy bearing a later date and presenting it at the Special

Meeting or by appearing at the Special Meeting and voting in person. The mere presence at the Special Meeting of the person who has given a proxy will not revoke such proxy.

Persons Making the Solicitation

  This solicitation of proxies is being made by the Board of Directors of the Company. All expenses associated with soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. The Company has retained Regan and Associates, Inc. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners at a cost of $4,000.00. In addition, the Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

Quorum

  The presence, either in person or by properly executed proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

Vote Required

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve and adopt the Merger Agreement. For purposes of determining whether the Merger Agreement has been approved and adopted by the shareholders, the inspector of elections will exclude abstentions and broker non-votes from the number of shares deemed to have voted on such matter at the Special Meeting. Accordingly, abstentions and broker non-votes will have the effect of a "NO" vote on the Merger Agreement.

  As of the Record Date, 3,222,986 shares of Common Stock were outstanding and held by approximately 2,990 record holders. Each shareholder of the Company is entitled to one vote for each share of Common Stock held in his or her name on the Record Date. Each member of the Board of Directors of the Company has agreed to vote each share of Common Stock of the Company held by him in favor of the Merger Agreement and the transactions contemplated thereby. The members of the Board of Directors as a group were the beneficial holders of an aggregate of 382,175 shares of Common Stock on the Record Date (excluding outstanding but unexercised options to purchase Common Stock), constituting 11.86% of the shares of Common Stock outstanding on such date.

                                   THE MERGER

Background

  Industry Background

  In the past decade, fundamental changes in the healthcare delivery system in the United States have caused dramatic restructuring in both the systems for the provision of medical services and in the development, manufacture and distribution of medical devices. All aspects of medical technology and healthcare services have been affected by demographic trends, the rise of managed care, government and consumer demands for cost reduction and cost avoidance, and consolidation among manufacturers, distributors, hospitals and other end users. The industry segments of vascular access, infusion therapy and I.V. systems in which the Company participates have been affected dramatically by these developments. See "Recommendation of the Board of Directors of the Company; Reasons for the Merger."

  Beginning in the late 1980's and continuing into the 1990's, significant technological advances were made in vascular access products, new competitors entered the market segment and a number of major product line and corporate acquisitions occurred. In 1987, the Company licensed its primary technology, a safety peripheral I.V. catheter, to Johnson & Johnson Medical Inc. ("J&J"). By the early 1990's, the Company had developed and introduced its peripherally inserted central catheters ("PICC") and midline I.V. catheters and begun to experience increases in product sales.

  Prior Discussions and Contacts

  In September 1994, the Board of Directors of the Company received an unsolicited proposal from Medchem Products, Inc. ("Medchem") to acquire the Company. Medchem had previously acquired Gesco Inc., the Company's primary competitor and the market leader in PICCs. Barrington Associates was engaged to advise the Company's Board in connection with the Medchem proposal. Barrington Associates analyzed the Medchem proposal from a financial point of view and, among other activities, contacted other potential acquirors of the Company, including Becton Dickinson. After numerous communications between the Company and Medchem, refinement of the Medchem proposal, and meetings between Medchem and the Company, the Medchem proposal was withdrawn by Medchem after being advised that the consensus of the Company's Board of Directors was that the proposal was not sufficiently specific or definite and was not in a range of values deemed to be in the best interests of the shareholders of the Company at that time.

  A number of potential acquirors of the Company contacted in the context of the Medchem proposal expressed interest in an acquisition of the Company or various of its product lines or in licensing or distributing the Company products. Contacts from such parties with the Company or Barrington Associates on the Company's behalf occurred from time to time over the ensuing years. The Company's engagement of Barrington Associates continued after termination of the Medchem discussions and included advice on strategic issues including various alternatives to provide financing for future product development and commercialization.

  As a result of the contact initiated by Barrington Associates in the context of the Medchem proposal, Becton Dickinson expressed interest in acquiring the Company or its PICC product line. Numerous conversations occurred between Barrington Associates and Becton Dickinson in the fourth quarter of 1994. A meeting was scheduled for January 1995 between senior executives of the Company and Becton Dickinson to discuss a possible transaction, but was subsequently canceled by Becton Dickinson.

  In July 1995, discussions between Becton Dickinson and Barrington Associates resumed, although Becton Dickinson's focus in those discussions was primarily on the potential purchase of product lines or license arrangements rather than a corporate acquisition. In August 1995, a meeting was held between senior executives of Becton Dickinson and the Company to discuss products and markets. In September 1995, Becton Dickinson terminated discussions with the Company. From time to time during 1996 and 1997, conversations occurred between various executives of Becton Dickinson and Barrington Associates concerning product and other developments at the Company.

  In the context of the Medchem proposal, Barrington Associates had contacted another large medical products company (the "potential acquiror") concerning possible interest in acquiring the Company. Repeated contact occurred between the potential acquiror and Barrington Associates during the fourth quarter of 1995 and the first quarter of 1996. In April 1996, the potential acquiror commenced due diligence efforts that continued through the Summer of 1996 and included disclosures by the Company, site visits, and meetings among executives and other personnel of the potential acquiror, the Company and Barrington Associates. Discussions with potential acquiror were suspended in September 1996, and were resumed through the efforts of Barrington Associates in late March 1997.

  In April 1997, the potential acquiror indicated its desire to pursue an acquisition of the Company, and periodic communications between the potential acquiror and Barrington Associates occurred in May and June. Due diligence was resumed and numerous meetings occurred in the following months culminating in extensive negotiations in September and October 1997. Eventually, talks broke down over valuation issues and were terminated in October 1997.

  In November 1996, the Company had been approached by a smaller public medical device company concerning the latter's interest in a merger with the Company. A number of contacts between executives of that company and its financial advisor and executives of the Company and Barrington Associates occurred throughout 1997. Extensive due diligence was undertaken by both parties and negotiations reached an advanced stage by January 1998, focusing on a merger between the two companies in which the Company shareholders would receive stock in the acquiring company in exchange for their stock in the Company. However, prior to presentation of the proposed merger to the Company's Board of Directors for its approval, divergence in the relative values of the stocks of the merger candidate and the Company caused the termination of discussions.

  During the period from its initial engagement in connection with the Medchem matter in September 1994, Barrington Associates contacted 47 companies that had initiated contact with the Company or Barrington Associates or had been contacted by Barrington Associates concerning the acquisition of the Company or one or more of its product lines.

  Current Merger Transaction

  In February 1998, Barrington Associates contacted a Director of Corporate Development of Becton Dickinson to determine whether Becton Dickinson might have an interest in acquiring the Company and discussions between Barrington Associates and Becton Dickinson ensued. In April 1998, Becton Dickinson signed the Company's Confidentiality Agreement, and Barrington Associates sent an Information Memorandum and certain public filings to Becton Dickinson. Representatives from Becton Dickinson then met with David Rollo, the President and Chief Executive Officer of the Company, to discuss the Company's business, markets, and technology and the potential fit and complement of the Company's products with the current products and distribution channels of Becton Dickinson.

  In May 1998, the Company's Board of Directors held a regularly scheduled board meeting. The agenda included a review of the Company and Becton Dickinson's recent discussions. At this meeting, the Company's Board of Directors established parameters for any further discussions with Becton Dickinson.
During the balance of May 1998 and in June 1998, discussions between Becton Dickinson and Barrington Associates continued.

  In late June 1998, Becton Dickinson faxed Barrington Associates a letter addressed to the Company's Board of Directors expressing its interest in acquiring the Company and providing an initial valuation range of $13,750,000 to $15,000,000. Concurrently, Becton Dickinson sent this letter, dated June 26, 1998, to each Company board member via overnight mail. Upon receipt of the faxed copy of the letter, Barrington Associates contacted Mr. Rollo to review and discuss the inquiry. On July 17, 1998, the Company's Board of Directors met and discussed Becton Dickinson's June 26, 1998 letter. The Company's Board of Directors prepared a list of issues for Barrington Associates to address with Becton Dickinson, including valuation, the due diligence process, and timing. Barrington Associates subsequently contacted Becton Dickinson and communicated the Company's Board's issues.

  Becton Dickinson sent a second letter dated July 30, 1998, to Mr. Rollo, reiterating its interest in acquiring the Company within the valuation range previously mentioned and suggesting that key executives from each company meet at an off-site location to continue to discuss valuation. In August 1998, Barrington Associates and certain members of the Company's Board of Directors met to review the Becton Dickinson proposal and a presentation developed by the Company, which discussed the Company's operations, and representatives from Becton Dickinson, the Company and Barrington Associates met and discussed the Company's financial position, products, technology, markets, and prospects.

  On August 21, 1998, Becton Dickinson sent a letter to Barrington Associates addressed to Mr. Rollo in which it increased its valuation of the Company to $16,750,000 based upon information provided to it at the earlier August meeting. Barrington Associates contacted the Company and communicated this information. Based upon this increased valuation, the Company determined that it would permit Becton Dickinson to conduct detailed due diligence on the Company.

  On August 28, 1998, Becton Dickinson delivered to the Company a term sheet outlining basic business terms under which Becton Dickinson proposed to acquire the Company. The term sheet included the $16,750,000 purchase price, to be reduced by the Company's costs directly attributable to the transaction. On September 1, 1998, representatives of the Company, Becton Dickinson and Barrington Associates met to discuss the due diligence process and timeline. At this time, Becton Dickinson provided the Company with a list of due diligence questions and the parties scheduled a series of due diligence meetings for the following week.

  On September 3, 1998, Becton Dickinson delivered a revised term sheet to the Company. The revised term sheet included a $16,950,000 purchase price, to be reduced by the transaction expenses and permitted the Company to use up to $150,000 for legal and fairness opinion fees. On September 4, 1998, Becton Dickinson and the Company executed an agreement, effective September 8, 1998, providing that the Company would negotiate exclusively with Becton Dickinson for a 30-day period in an effort to reach a definitive agreement.

  During September 1998, representatives from Becton Dickinson reviewed due diligence materials assembled by the Company and met with certain of the Company's management personnel at the Irvine, California offices of Morrison & Foerster LLP and at the Company' facility. During these meetings, the Company and Becton Dickinson agreed to an eight-day extension of the Company's agreement to negotiate exclusively with Becton Dickinson.

  On September 24, 1998, representatives of Becton Dickinson, the Company, Barrington Associates and Morrison & Foerster LLP met to discuss due diligence issues and establish a timeline to pursue the transaction. On September 29, 1998, the Company Board met, and discussed among other things, the Becton Dickinson proposal, the schedule of the transaction and the engagement of a firm to provide a fairness opinion for the proposed combination. The Company and its advisors also received a draft copy of the Merger Agreement from Latham & Watkins, Becton Dickinson's legal counsel for the Merger. On October 7 and October 8, 1998, Becton Dickinson and their legal counsel met with the Company and its legal counsel and investment bankers to negotiate the terms of the definitive agreement, and finalized a purchase price of $16,275,000 plus the payment of certain transaction expenses which, in the aggregate, are currently estimated to be approximately $800,000.

  On October 13, 1998, at a special meeting of the Board of Directors of the Company, (i) the management of the Company reported the financial and structural terms of the proposed Merger with BD Sub, (ii) the Company's legal counsel presented to the Board of Directors the proposed terms of the Merger Agreement,
(iii) one of the Company's financial advisors, Marshall & Stevens Incorporated ("Marshall & Stevens"), delivered its opinion that as of such date, the financial terms of the proposed Merger were fair, from a financial point of view, to the shareholders of the Company, and (iv) the Company's Board of Directors approved the Merger Agreement by a unanimous vote. Following the special meeting of the Board of Directors of the Company, the Company and Becton Dickinson executed the Merger Agreement, and the Company issued a press release concerning the proposed Merger.

  On November 6, 1998, representatives of Becton Dickinson approached the Company and proposed that the Company grant a license to Becton Dickinson for a patent for a needle blunting assembly for use with intravascular introducers (the "Patent"). The Patent is not currently being utilized by the Company in any marketed product. A term sheet was presented to the Company on November 13, 1998, which proposed a six-month exclusive license of the Patent in exchange for an $0.08 per share increase in the consideration to be paid to shareholders in the Merger, in the event that the Merger is consummated, or in the event that the Merger is not consummated (other than as a result of breach or default of the Company under the Merger Agreement), a cash payment of $325,000. On November 14, 1998, the Board of Directors of the Company unanimously approved the term sheet presented by Becton Dickinson, but the proposal was withdrawn by Becton Dickinson and replaced with the proposal described in the following paragraph.

  On November 18, 1998, Becton Dickinson proposed an alternative to the Patent license whereby the Company would provide Becton Dickinson with an exclusive option (the "Option") expiring on June 1, 1999, to obtain a license of the Patent for a term of eighteen months from the effective date of the license in exchange for an $0.08 per share increase in the consideration to be paid to shareholders in the Merger, in the event that the Merger is consummated, or in the event that the Merger is not consummated (other than as a result of a breach or default of the Company under the Merger Agreement), a cash payment of $325,000. Further, in the event that Becton Dickinson exercises the Option to enter into the License, then an additional cash payment of $200,000 would be paid to Luther. At a meeting of the Board of Directors of the Company on November 24, 1998, the Board approved the Option by a vote of four to one. After the vote on the Option, the Board voted unanimously to approve amending the Merger Agreement to increase the Merger Consideration to $4.70 per share.

Recommendation of the Board of Directors of the Company; Reasons for the Merger

  At a special meeting of the Board of Directors held on October 13, 1998, the Board of Directors approved by unanimous vote the terms of the Merger and the Merger Agreement and recommended approval of the Merger and the Merger Agreement to holders of Common Stock. Subsequently, at a special meeting of the Board of Directors held on November 24, 1998, the Board of Directors approved by unanimous vote Amendment No. 1 to the Merger Agreement entered into in connection with the grant of the Option to Becton Dickinson. In determining to approve the Merger and the Merger Agreement, the Board of Directors considered a number of factors, the material of which were as follows:

    (i) the oral presentation of Barrington Associates and the written opinion of Marshall & Stevens with respect to its determination as to the fairness of the Merger from a financial point of view to the Company's public shareholders, and the analyses, methodologies and conclusions underlying such determination (see "The Merger -- Opinion of Financial Advisor");

    (ii) the premium of $2.12 (later increased to $2.20), which represents the difference between the Merger Consideration and the last reported sale price of the Common Stock as reported by Nasdaq on October 12, 1998 ($2.500 per share), the day prior to the October 13, 1998 Board meeting and the initial announcement of the execution of the Merger Agreement;

    (iii)  the historical and recent earnings performance of the Company;

    (iv) the Company's future prospects and uncertainties in the business in which the Company engages;

    (v) uncertainty with respect to the Company's ability to meet its needs for current and future working capital;

    (vi) conditions in the industry in which the Company competes, increased competition in the markets that are addressed by the Company's current and proposed products, consolidation in distribution channels, increased demand for broad, integrated product lines, and pressing measures;

    (vii) the prices and multiples of invested capital-to-revenue and market value-to-revenue paid in recent acquisitions of companies deemed to be similar in certain respects to the Company (see "Opinion of Financial Advisor");

    (viii) the likelihood that the Merger could be consummated, noting the timing of and conditions to the Merger, and the expected effect of the announcement of the Merger on relationships with the Company's customers, employees, distributors, and suppliers;

    (ix) the terms and conditions set forth in the Merger Agreement, including, but not limited to, the provisions in the Merger Agreement permitting the Board of Directors to consider and respond to unsolicited bona fide third-party offers to acquire the Company, subject to certain limitations (see "Terms of the Merger -- Restrictions on the Company") and subject to a cancellation fee payable by the Company in certain circumstances (see "Terms of the Merger --Cancellation Fee; Expenses"); and

    (x) the substantial capital requirements to commercialize new products necessary to maintain long-term competitiveness in the market.

  Based upon an analysis of these factors, among others, the Board of Directors determined unanimously that the terms and conditions of the Merger Agreement would be fair and in the best interests of the Company and its shareholders. The Board of Directors did not find it practicable to, and did not attempt to, assign relative weights to the specific factors considered by it.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE MERGER AGREEMENT BY THE SHAREHOLDERS OF THE COMPANY.

Opinion of Financial Advisor

  The terms of the Merger, including the Merger Consideration, were determined by negotiation between the Company and Becton Dickinson. The Company retained Marshall & Stevens to deliver an opinion to its Board of Directors as to the fairness of the Merger transaction to the Company's shareholders. Marshall & Stevens has delivered to the Board of Directors of the Company its written opinion ("Opinion"), dated October 12, 1998, to the effect that, as of such date and based upon the matters described therein, the $4.62 per share in cash originally to be received by the public holders of Common Stock pursuant to the Merger Agreement was fair to such shareholders from a financial point of view. Marshall & Stevens has supplementally noted that the subsequent increase in the aggregate consideration to $4.70 per share would also have been deemed to be fair to the shareholders from a financial point of view as of the date of their October 12, 1998 Opinion. As set forth in its Opinion, Marshall & Stevens assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its Opinion. Marshall & Stevens did not make or obtain an independent evaluation or appraisal of the assets or liabilities of Company. Marshall & Stevens was not authorized to, and did not, solicit from other parties indications of interest with respect to combining with or acquiring the Company or any of its assets. Marshall & Stevens was not involved in the negotiation of the Merger Agreement or the determination of the amount of the Merger Consideration.

  At the October 13, 1998 meeting of the Company's Board of Directors, Marshall & Stevens made a presentation discussing the factors it considered in evaluating the proposed terms of the transaction and delivered its Opinion that the Merger Consideration was fair to such shareholders from a financial point of view. The presentation included a discussion of the basis for, and the methodologies being used by Marshall & Stevens to reach its Opinion. No instructions or limitations were given to or imposed on Marshall & Stevens in connection with its Opinion, and no limitations were imposed upon the scope of Marshall & Stevens' investigation.

  The text of Marshall & Stevens' Opinion is attached to this Proxy Statement as Annex II and is incorporated by reference herein. Shareholders of the Company are urged to read such Opinion carefully and in its entirety for a description of the procedures followed, the factors considered and the assumptions made by Marshall & Stevens. In arriving at its Opinion, Marshall & Stevens considered such financial and other matters as it deemed appropriate under the circumstances, which included, among other things:

   (i) Analysis and inspection of the Company's financial statements for the fiscal years ended June 30, 1997 and 1998 audited by Ernst & Young LLP; June 30, 1994 through 1996 audited by Corbin & Wertz; and the interim internally prepared financial statements for the two-month period ended August 31, 1998.

   (ii)   Inspection of copies of the following documents:

          .  Certain sections of the draft Merger Agreement dated October 10,
             1998.

          . Business Plan of the Company approved at the July 17, 1998 board meeting.

          .  Federal Tax Return for the year ended June 30, 1997.

   (iii)  Search of companies considered comparable to the Company.

   (iv)   Review of certain transaction data for publicly traded companies.

   (v) Visit to the Company's headquarters and taking of telephone interviews of certain members of the Company, as well as outside consultants and counsel concerning the operations, financial condition, future prospects, and projected operations and performance of the Company.

   (vi)   Review of historical market prices and trading volume of the Company.

   (vii)  Review of equity risk premium studies published by Ibbotson
          Associates.

   (viii) Review of control premium studies published by Mergerstat Review.

  In preparing its Opinion, Marshall & Stevens performed a variety of financial and comparative analyses and made assumptions in conjunction with the Company with respect to assets, financial conditions and other matters, many of which are beyond the control of the Company. The estimates of value arrived at by Marshall & Stevens based on such analyses and the valuation results determined from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, and are inherently subject to substantial uncertainty. The analyses made by Marshall & Stevens in conjunction with its Opinion included those factors and considerations specified in IRS Revenue Ruling 59-60. This ruling is most commonly prescribed as a guide for the valuation of closely held businesses or thinly traded public companies and securities.

  The following paragraphs summarize the most significant quantitative and qualitative analyses performed by Marshall & Stevens in arriving at its Opinion and reviewed by the Company's Board of Directors.

  Selected Comparable Company Analysis. The comparable company analysis requires that an analysis be made of publicly traded companies considered comparable to the appraised company with regard to industry, performance and/or markets exploited. This analysis is predicated on the theory that the market value of a company can be estimated by deriving market multiples from publicly traded companies that relate their stock prices to earnings, cash flows or other measures of the appraised company.

  Marshall & Stevens conducted a search of Moody's database of over 15,000 publicly traded companies to determine if any could be utilized in its analysis. After screening applicable SIC codes and other relevant criteria, Marshall & Stevens selected public companies that most closely resembled the Company in terms of lines of business and markets serviced, including Alaris Medical, Inc., Arrow International, Arterial Vascular Engineering, Inc., Bard (C.R.), Inc., Endosonics, Inc., Everest Medical Corp., Gish Biomedical, Inc., I-Flow Corporation, ICU Medical Inc., Maxxim Medical, Inc., Merit Medical Systems, Inc., Rochester Medical Corp., and Uroquest Medical Corp.

  Marshall & Stevens computed market value multiples of invested capital-to-revenue and market value-to-revenue of the aforementioned public companies and applied these multiples to the corresponding revenue measures for the Company based on the latest fiscal year and three-year weighted average. The invested capital-to-revenue multiple ranged from a low of .44x to a high of 7.09x, with a median of 2.10x for the latest fiscal year, and ranged from a low of .43x to a high of 10.3x, with a median of 2.61x, calculated as a three-year weighted average. The market value-to-revenue multiple ranged from a low of .44x to a high of 7.09x, with a median of 1.71x for the latest fiscal year, and ranged from a low of .43x to a high of 10.3x with a median of 2.16x, calculated as a three-year weighted average. Marshall & Stevens utilized these revenue multiples to value the Company irrespective of the variations inherent in its capital structure, depreciation methods and income tax rates as compared to the aforementioned public companies. Its analysis concentrated on revenue multiples because the Company reported negative earnings during the time periods analyzed.

  Marshall & Stevens chose multiples near the median range to apply to the corresponding financial measures for the Company, since the Common Stock of the Company is thinly traded, and, therefore, its shares are characterized as having limited identity and as lacking solid market presence. Marshall & Stevens also considered the Company's size, diversification, financial condition, revenue growth and performance relative to Everest Medical Corp. and Uroquest Medical Corp., which Marshall & Stevens deemed to be comparable companies for this purpose.

  After multiplying the respective revenue measures of the Company by the selected multiples and then subtracting any interest-bearing debt, Marshall & Stevens generated a preliminary indicated equity value, which Marshall & Stevens determined represented the aggregate minority value (minority interests traded in the public marketplace) of the Company before estimated marketing costs.

  Because Marshall & Stevens was valuing the Company on a controlling basis, the preceding preliminary minority value was adjusted to reflect control. Market data demonstrated that investors who seek to acquire controlling interests in publicly traded companies in order to set company policies and direct operations pay prices higher than investors trading minority shareholdings in the public marketplace.

  In order to derive the appropriate control premium, Marshall & Stevens reviewed statistical information from a publication, Mergerstat Review, regarding acquisitions of either controlling interests in, or total ownership of, public companies considered comparable to the Company. In its selection of the control premium, Marshall & Stevens also considered that its adjustments to normalize the Company's historical earnings were not made to the aforementioned public companies. Based on the above-mentioned factors and other data, Marshall & Stevens selected 25% as the appropriate control premium.

  Marshall & Stevens' estimated marketing costs considered the cost associated with selling either the entire company or a significant percentage thereof. This included attorney's fees, filing fees, accounting fees, and investment banking-brokerage commissions. Marshall & Stevens determined that a reasonable range for this cost is 5% to 15%, depending on the size and desirability of the subject company and/or the underlying interest. After considering estimated closing costs, Marshall & Stevens determined that the indicated market value of the shareholders' equity of the Company on a controlling interest basis, as of October 12, 1998, was $13,300,000.

  Comparable Transaction Analysis. The comparable transaction analysis is predicated on the theory that the market value of a company can be estimated by mathematically relating the sales price for acquisitions of comparable publicly traded companies to ratios of their earnings, revenues, and/or other measures.

  Marshall & Stevens researched acquisitions of comparable publicly traded companies and analyzed the implied transaction and purchase price multiple paid or proposed to be paid in the following transactions and/or speculative transactions from 1996 to date:


                                                                            PURCHASE     ANNUAL      Multiple
             TARGET                         ACQUIRER              DATE        PRICE      SALES     (Price/Revenue)
                                                                           (in $000s)  (in $000s)
------------------------------------------------------------------------------------------------------------------
Block Medical, Inc.                    I-Flow Corporation        Jul-96       17,000     14,000               1.21
IMPRA, Inc.                              C.R. Bard, Inc.         Sep-96      143,200     48,800               2.93
Division of C.R. Bard, Inc.             Arterial Vascular        Jul-98      452,000    200,000               2.79
                                        Engineering, Inc.
Medical Devices Div. of Ohmeda       Becton, Dickinson & Co.     Jan-98      452,000    200,000               2.26

  After considering estimated marketing costs, Marshall & Stevens determined that the indicated market value of the shareholders' equity of the Company on a controlling interest basis, as of October 12, 1998, was $13,500,000.

  Discounted Cash Flow Analysis. Marshall & Stevens performed a discounted cash flow analysis of projected net debt-free cash flow (EBIT, less taxes, capital expenditures, changes in working capital plus noncash charges) of the Company for the fiscal years 1999 through 2003 based on certain operating and financial assumptions as to sales growth, operating margins, income taxes at 40%, depreciation, capital expenditures, working capital levels and discount rate provided by the Company, as follows:

                                                     June 30
------------------------------------------------------------------------------
    ($000s)                Actual 1998    1999    2000    2001    2002    2003
------------------------------------------------------------------------------
Growth Rate                        ---    29.2%   36.2%   20.0%   18.3%   16.2%
Cost of Goods                     61.3%   62.7%   60.0%   58.0%   56.0%   54.0%
Operating Exp.                    44.8%   30.4%   24.4%   22.5%   21.4%   20.5%
Depreciation                       201     169     203     256     259     292
Capital Exp.                        88     225     260     300     325     350
Debt Free Working                  ---    (609)    771     580     638     667
 Capital


  Marshall & Stevens calculated an equity value as a sum of the unlevered cash flows from 1999 to 2003 and the projected terminal year based on a multiple of
4.76 of projected unlevered cash flows, minus net interest-bearing debt. Marshall & Stevens applied a discount rate assumption of 16% by utilization of the weighted average cost of capital ("WACC"). The WACC is a function of

(i) cost of debt, (ii) cost of equity, (iii) industry capital structure, and
(iv) cumulative federal and state taxes. Overall, this projection reflected significant increases in revenues and earnings when compared to historical operations.

  After considering estimated closing costs, Marshall & Stevens determined that the indicated market value of the shareholders' equity of the Company on a controlling interest basis, as of October 12, 1998, was $12,000,000.

  Trading Stock Price Analysis. Marshall & Stevens also considered the stock trading price of $2.375 as of October 9, 1998 (the most currently available trading price proximate to the Opinion date) which represented the aggregate minority interest in the Company. Because Marshall & Stevens was valuing the Company on a controlling basis, the preceding preliminary aggregate minority value was adjusted to reflect control as discussed in the previous selected comparable company analysis.

  Based on these factors, Marshall & Stevens selected 25% as the appropriate control premium. After considering estimated closing costs, the indicated market value of the shareholders' equity of the Company on a controlling interest basis, as of October 12, 1998, was $8,700,000.

  In deriving a final conclusion, Marshall & Stevens reconciled the value indications by weighting their relative significance depending upon the circumstances and the quantity of reliable market data. Marshall & Stevens determined that the selected comparable company analysis reflected the consensus of many investors relative to the historical profitability of public companies considered comparable to the Company. Marshall & Stevens determined that the comparable transaction analysis reflected actual market transactions within the industry in the merger and acquisition marketplace represented by strategic buyer and synergistic motivations. Marshall & Stevens believed that the discounted cash flow analysis considered the future profit potential coupled with the riskiness of that return, and avoided the difficulty in identifying public companies considered comparable to the Company. In its analyses, Marshall & Stevens applied various sensitivity weightings to the analyses to determine a range for the market value of shareholders' equity as follows:


---------------------------------------------------------------------------------------------------------------
  Range of values     Selected Comparable   Comparable Transaction   Discounted Cash Flow   Trading Stock Price
 determined by M&S         Company                                         ("DCF")
---------------------------------------------------------------------------------------------------------------
    $13,700,000               30%                     20%                     50%                    0%
    $14,000,000               50%                     20%                     30%                    0%


  In summary, Marshall & Stevens determined a value of $13,700,000 by applying a 50%-50% weighting between the market approach (selected company and comparable transaction) and income approach (DCF); and determined a value of $14,000,000 by applying a 70%-30% weighting between the market approach and income approach. Marshall & Stevens gave the least weight to the comparable transaction analysis since the multiple derived from those transactions may have included synergistic and strategic motivations relative to a specific buyer. The trading price analysis (the lowest derived value) was not given any weight as it considered such analysis as a reasonableness check on the other analyses.

  The final step in its analysis was to add the Company's non-operating asset, the present value of the tax benefit of acquiring the Company's net operating loss ("NOL") carryover, determined to be $1,000,000. In this calculation, Marshall & Stevens assumed that an acquiring company would be able to absorb the maximum annual NOL limitation pursuant to Section 382 of the Internal Revenue Code. The maximum annual NOL limitation is based on the value of the Company multiplied by the highest published long-term Federal tax exempt rates pursuant to Revenue Rulings 98-50, 98-43 and 98-36, which was determined to be 5.02%. Marshall & Stevens then performed a discounted cash flow analysis of the annual projected tax benefit (annual NOL limitation times the federal and state tax rates) for all subsequent years until the NOL was fully exhausted. This cash flow was discounted and summed by Marshall & Stevens at a discount rate assumption of 16%, as previously discussed in the discounted cash flow analysis.

  Based on the information, analyses and various sensitivity weightings discussed above, Marshall & Stevens' opinion is that the market value of the shareholders' equity of the Company on a controlling interest basis, as of October 12, 1998, ranged from $13,700,000 to $14,000,000.

  For Marshall & Stevens' services as financial advisor to the Company in connection with the Merger, the Company agreed to pay Marshall & Stevens total fees of $22,000. The Company also has agreed to reimburse Marshall & Stevens for its reasonable out-of-pocket expenses, including legal fees, and to indemnify Marshall & Stevens against certain expenses and liabilities, including liabilities under the federal securities laws, relating to or arising out of services performed by Marshall & Stevens as financial advisor to the Company. During the two years prior to its engagement, Marshall & Stevens did not perform investment banking or financial advisory services for, or receive compensation from, the Company.

  The Company retained Barrington Associates in September 1994 to act as a financial advisor to the Company, pursuant to an engagement agreement (the "Barrington Agreement") dated September 15, 1994, as amended on May 6, 1995 and May 7, 1997, between the Company and Barrington Associates. Barrington Associates acted as the Company's financial advisor from September 1994 until February 1998. See "The Merger -- Background." Pursuant to the amendments, the Barrington Agreement continued on a month-to-month basis until terminated by either party. In February 1998, the Company terminated the Barrington Agreement. The Barrington Agreement provides, however, that as to any potential acquiror with which the Company or Barrington Associates had contact during the term, the Barrington Agreement shall continue to apply to any acquisition or merger with the Company for a period of eighteen months from the date of termination of the Barrington Agreement. Becton Dickinson was introduced to the Company by Barrington Associates and, pursuant to the Barrington Agreement, an aggregate payment of approximately $600,000 in connection with the Barrington Agreement will be made to Barrington Associates upon the closing of the Merger.

Interests of Certain Persons in the Merger

  In considering the recommendation of the Board of Directors with respect to the Merger, shareholders of the Company should be aware that certain members of the Board of Directors and the Company's management have certain interests which may present them with potential conflicts of interest in connection with the Merger. For information with respect to management's beneficial ownership of the Company's Common Stock, which Common Stock will be subject to exchange for the Merger Consideration upon consummation of the Merger, see "Principal Shareholders and Security Ownership of Management."

  The Company has entered into employment agreements (the "Employment Agreements") with each of David Rollo and George Brdlik which provide, among other things, for certain benefits in the event the employment of such officer is terminated in connection with certain "change of control" transactions (which would include the change in control of the Company resulting from the Merger). These benefits include: (i) payment of the employee's full base compensation through the date of termination at the rate in effect at the time of such termination and (ii) payment of a lump sum equal to 100% of the employee's annual base compensation at the highest rate in effect during the twelve months immediately preceding the date of termination. The Employment Agreements were entered into during December 1993 (as amended May 1995 and January 1998) and December 1996 (as amended July 1997), respectively. The Employment Agreements were each entered into prior to substantive discussions between the Company and Becton Dickinson in February 1998 with respect to a potential acquisition of the Company. Becton Dickinson was not involved in the negotiation or determination of the terms of the Employment Agreements.

  Pursuant to the terms of the Merger Agreement, immediately prior to the effectiveness of the Merger, each outstanding and exercisable stock option is to be cancelled in exchange for a cash payment equal to the difference, if any, between $4.70 and the exercise price applicable to such option (less any applicable withholding taxes). See "Terms of the Merger -- Treatment of Stock Options and Warrants."

  The following table sets forth the estimated cash payments that will be made by Becton Dickinson or the Company to each of the Company's directors and executive officers and all of the Company's directors and executive officers as a group upon consummation of the Merger, including (i) the total cash payment to each such person for shares of Common Stock, (ii) the total cash payment to each such person in connection with the cancellation of currently vested and unvested options held by such person, and (iii) the estimated cash amount (the "Severance Amount") to be received by such person pursuant to an Employment Agreement, if applicable, assuming that each such person's employment is terminated following consummation of the Merger and that such person's compensation does not change during the period prior to such termination.

                                                                               Cash For   Estimated
                                                                Cash for       Vested     Severance
        Name                         Office                      Shares        Options     Amount         Total
----------------------      --------------------------         -----------    ---------   ---------     ----------
David Rollo                 President, Chief Executive          $   14,923     $264,000    $173,410     $  452,333
                            Officer, Chief Financial
                            Officer, and Director

George C. Brdlik            Vice President of Quality                   --     $ 27,240    $105,000     $  132,240
                            Assurance and Regulatory
                            Affairs

Petra Darling               Secretary                            $   10,406    $ 58,021          --     $   68,427

Randolf W. Katz             Assistant Secretary                          --          --          --             --

Jack W. Payne               Director                                     --    $123,950          --     $  123,950

D. Ross Hamilton            Director                             $  383,050    $143,450          --     $  526,500

William R. Dahlman          Director                                     --    $ 37,200          --     $   37,200

William C. Huck             Director                             $1,398,250    $ 58,500          --     $1,456,750

All executive officers                                           $1,806,629    $712,361    $278,410     $2,797,400
 and directors as a
 group (8 persons)
------------------------------------------------------------------------------------------------------------------

  Concurrently with the execution of the Merger Agreement, Becton Dickinson entered into a consulting agreement (the "Consulting Agreement") with David Rollo. The Consulting Agreement will become effective upon the closing of the Merger. The Consulting Agreement provides for a term of not less than twelve months and not more than eighteen months. Mr. Rollo will serve as a consultant to Becton Dickinson and, in that capacity, will assist in the transition of the Company's business and perform such other duties as may be designated by Becton Dickinson. Pursuant to the terms of the Consulting Agreement, Mr. Rollo will be entitled to receive a consulting fee of $14,000 per month during the initial term of the Consulting Agreement and other payments upon certain termination events as described below.

  The Consulting Agreement provides that Becton Dickinson may terminate the Consulting Agreement (i) at any time for cause and (ii) beginning six months from the Effective Date, for any reason. However, in the event that the Consulting Agreement is terminated pursuant to (ii) above, the $14,000 per month consulting fee shall cease and then during the subsequent period, Mr. Rollo will provide part-time consulting services and will be entitled to receive a monthly payment of $12,000 for a period of six months from the date of notice of termination.

Operation and Management of the Company After the Merger

  Each of the directors of the Company will resign on the Effective Date. Becton Dickinson has elected to retain David Rollo as a consultant to Becton Dickinson. See "Interests of Certain Persons in the Merger." The officers and other employees of the Company will continue as employees of the surviving corporation after consummation of the Merger unless and until otherwise determined by Becton Dickinson.

                              TERMS OF THE MERGER

  The detailed terms of and conditions to the Merger are contained in the Merger Agreement, which is attached to this Proxy Statement as Annex I and incorporated herein by reference. The description in this Proxy Statement of the terms of the Merger Agreement is qualified by, and made subject to, the more complete information set forth in the Merger Agreement.

Effective Date of the Merger

  Pursuant to the Merger Agreement, BD Sub will be merged with and into the Company at the effective time of the Merger, and the Company shall thereupon be the surviving corporation (the "Surviving Corporation") pursuant to the terms and conditions of the Merger Agreement. The Merger will become effective upon the filing of a properly executed and certified copy of the Agreement of Merger (which is attached to the Merger Agreement as Exhibit A) with the Secretary of State of the State of California, in compliance with the California General Corporation Law, and the date upon which such effectiveness occurs is referred to as the "Effective Date." It is anticipated that such filing will be made promptly following receipt of the requisite approval of shareholders of the Company and satisfaction or waiver of all other conditions to the Merger. Each of the parties to the Merger Agreement will have certain rights to terminate the Merger Agreement in the event that the Merger is not consummated on or before March 31, 1999. See "Termination of the Merger Agreement; Amendments."
Although it is anticipated that the Merger Agreement will be filed and the Effective Date will occur on or before March 31, 1999, there can be no assurance that there will be no further delay between the date of the Meeting and the Effective Date, that the conditions to the Merger will be satisfied or waived or that the Merger will occur. See "Conditions to the Merger."

Effect of the Merger

  On the Effective Date, each share of Common Stock issued and outstanding (other than shares as to which statutory appraisal rights have been perfected (collectively, the "Excluded Shares")), will be converted into the right to receive, without interest, the Merger Consideration. Upon consummation of the Merger, shareholders will cease to have any further ownership or interest in the Company.

  The Company will be the Surviving Corporation upon the effectiveness of the Merger and as such will succeed to all of the debts and liabilities and all of the rights and property of the Company and BD Sub. The Surviving Corporation will become a wholly-owned subsidiary of Becton Dickinson. As such, the Company will no longer be subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company's results of operations will be included in the consolidated results of operations reflected in Becton Dickinson's periodic reports. BD Sub will cease to exist following the Effective Date.

Payment for Shares; Exchange Agent

  Upon the consummation of the Merger, each issued and outstanding share of Common Stock (other than the Excluded Shares) shall be deemed for all purposes to represent only the right of the holder to receive the Merger Consideration. First Chicago Trust Company of New York will act as exchange agent (the "Exchange Agent") in order to facilitate the payment in exchange for certificates theretofore representing shares of Common Stock.

  Instructions with regard to the surrender of certificates, together with a letter of transmittal to be used for this purpose, will be mailed to shareholders promptly after the Effective Date. Shareholders should surrender certificates for shares of Common Stock only with a letter of transmittal. Each holder shall deliver the stock certificate or certificates representing his or her shares of Common Stock and related documentation by mailing such stock certificates or certificates and related documentation to the Exchange Agent, for payment, as promptly as practicable, by return mail. Each holder of shares held in street name by a broker, dealer, clearing agency or other nominee should contact such entity as soon as possible prior to the Effective Date to direct the entity to tender their shares as instructed by the letter of transmittal. SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

  Upon receipt of a certificate or certificates for Common Stock together with a duly executed letter of transmittal, the Exchange Agent will issue cash or a cash equivalent to the person or persons entitled thereto in an amount equal to the product determined by multiplying the Merger Consideration by the number of shares of Common Stock represented by such stock certificate or certificates.
No interest will accrue to holders of Common Stock in respect of payments to which they become entitled upon consummation of the Merger.

  If any payment for shares of Common Stock is to be made in a name other than that in which the certificate for such shares surrendered for payment are registered on the stock transfer books of the Company as of the Effective Date, it will be a condition of such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer, and that the person requesting such transfer pay to the Exchange Agent all transfer or other taxes or establish that such taxes have been paid or are not required to be paid.

  Becton Dickinson has agreed in the Merger Agreement to transfer to the Exchange Agent, not later than the Effective Date, all the cash required for payments of the Merger Consideration to be made to all holders of Common Stock and the cash payments to holders of options and warrants to purchase Common Stock (as described in the following section) called for by the Merger Agreement.

Treatment of Stock Options and Warrants

  As of the Record Date, options and warrants to purchase approximately 887,000 shares of Common Stock were outstanding at exercise prices ranging from $2.22 to $4.81 per share. Pursuant to the terms of the Merger Agreement, each option or warrant to purchase Shares which is outstanding immediately prior to the Effective Time and which has an exercise price less than $4.70 shall, by virtue of the Merger, cease to be outstanding and shall be converted into a right to receive an amount in cash for each Share purchasable under such option or warrant, as the case may be, equal to $4.70 minus the per share exercise price under such option or warrant, as the case may be. If the per share exercise price under any option or warrant is equal to or greater than $4.70, then, as of the Effective Time, such option or warrant shall cease to be outstanding, without further consideration to the holder thereof. Prior to the Effective Time, the Company is required to obtain the agreement of each person who as of the Effective Time is the holder of an option or warrant to purchase Shares confirming the foregoing treatment of their options or warrants in the Merger.

Representations and Warranties

  Each of the Company, Becton Dickinson and BD Sub has made certain customary representations and warranties in the Merger Agreement, including those which relate to, among other things (i) organization and similar corporate matters,
(ii) the authorization, execution, delivery and performance of the Merger Agreement and other matters relating to its enforceability, and (iii) the absence of any undisclosed consents, approvals or authorizations required for the execution, delivery or performance of the Merger Agreement and the consummation of the transactions contemplated thereby.

  The Company also has made certain customary representations and warranties relating to, among other things (i) the absence of material adverse changes and undisclosed liabilities, (ii) the Company's capital structure, (iii) the Company's filing of all reports and documents required to be filed with the Securities and Exchange Commission and the accuracy of filings made pursuant thereto, (iv) the accuracy and preparation of certain financial statements of the Company, and (v) other matters relating to the conduct of the Company's business including, among other things, the Company's employees, benefit plans, litigation, compliance with environmental laws, payment of taxes, absence of defaults, government and other contracts, intellectual property rights, and the absence of any undisclosed material adverse change in the financial condition, results of operation, business or assets of the Company.

Conditions to the Merger

  Consummation of the Merger by the Company is subject to the satisfaction of certain conditions set forth in the Merger Agreement, including, but not limited to (i) the making of all filings and the receipt of all consents, authorizations, orders and approvals required by governmental or regulatory authorities, or any nongovernmental third party, (ii) the accuracy of the representations and warranties of Becton Dickinson and BD Sub as of the Effective Time, (iii) the absence of any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against any party to the Agreement which prohibits, restricts or delays consummation of the Merger of any of the conditions to the consummation of the Merger, (iv) the performance or compliance by Becton Dickinson and BD Sub with all covenants and agreements pursuant to the Agreement, and (v) the delivery by counsel to Becton Dickinson and BD Sub of an opinion with respect to certain matters, including, without limitation, the organization and good standing of the Company, the execution and delivery of the Merger Agreement and the legal effect of the Merger.

  The obligation of each of Becton Dickinson and BD Sub to consummate the Merger is subject to the satisfaction of conditions corresponding to those described for the Company in the preceding paragraph. In addition, consummation of the Merger by Becton Dickinson and BD Sub is subject to the following further conditions: (i) the approval of the Merger and the Merger Agreement by the shareholders of the Company, (ii) no material adverse change since June 30, 1998 in the business or financial condition of the Company, (iii) shareholders holding less than fifteen percent of the Common Stock having remained eligible to exercise their dissenters' rights under California law (see "Rights of Dissenting Shareholders of the Company"), (iv) each holder of any right, option or warrant to acquire Common Stock consenting to the treatment of their options and warrants as provided in the Merger Agreement, (v) the Consulting Agreement with Mr. Rollo not being repudiated by him, and (vi) the delivery to Becton Dickinson by the Company of preliminary invoices for all material transaction fees incurred by the Company in connection with the Merger.

  The Merger Agreement provides that any party may waive any condition to its obligation to consummate the Merger.

Restrictions on the Company

  The shareholders of the Company will retain their equity interest in the Company until the Effective Date. Pursuant to the Merger Agreement, the Company is required to refrain from taking certain actions without the written consent of Becton Dickinson (unless such actions are provided for in the Merger Agreement), including, but not limited to (i) amending its charter or bylaws,
(ii) splitting, combining or reclassifying its outstanding capital stock or declaring, or paying any dividend payable in cash, stock or property or making any other distribution with respect to its capital stock, (iii) redeeming, purchasing or otherwise acquiring, directly or indirectly, any of its capital stock, (iv) issuing or agreeing to issue any additional shares of, or options, warrants or rights of any kind to acquire any shares of, its capital stock of any class (excepting the issuance of stock upon the exercise of presently outstanding options or warrants), (v) entering into any agreement, contract or commitment out of the ordinary course of business, to dispose or acquire, or relating to the disposition or acquisition of, a segment of its business, (vi) except in the ordinary course of business, selling, pledging, disposing of or encumbering any of its assets; except as permitted by (ix) below, (vii) granting a license to any of its technology, (viii) acquiring any corporation, partnership or other business organization or division thereof or making any material investment, either by purchase of stock or securities, contribution to capital, property transfer or purchase of any material amount of property or assets, in any other individual or entity, (ix) incurring any indebtedness for borrowed money (other than up to $200,000 of indebtedness which may be incurred solely for working capital purposes and with prior consultation with Becton Dickinson), (x) entering into any other material contract, agreement, commitment or arrangement, except as permitted by (ix) above, (xi) granting any severance or termination pay or increasing the benefits payable under its severance or termination pay policies or agreements in effect, (xii) adopting or amending any plan or increasing in any manner the compensation or fringe benefits of any employee (other than salary increases in the ordinary course of business consistent with past practice) or paying any benefit not required by any plan, or (xiii) entering into or amending any lease or contract in excess of $50,000 which is not cancelable within 90 days without penalty, cost or liability, other than contracts with customers in the ordinary course of business consistent with past practice and agreements.

  The Merger Agreement also provides that the Company will not (i) initiate, solicit or encourage, or take any other action to facilitate any inquiries or the making of any proposal with respect to any acquisition, tender offer, acquisition of beneficial ownership of (or the right to vote) the Company's securities, dissolution, business combination, acquisition of any significant portion of the assets of the Company, or any other transaction similar to the Merger ("Alternative Transaction"), or (ii) except to the extent required in the exercise of the fiduciary duties of the Board of Directors, as advised by counsel, in connection with the receipt by the Company of any unsolicited written proposal that the Board determines is reasonably likely to be more favorable to the Company's shareholders than the Merger, engage or participate in negotiations with, provide any nonpublic information or data to, or have any discussions with, any person other that Becton Dickinson relating to an Alternative Transaction. However, the Merger Agreement also provides that the foregoing restrictions shall not prohibit the Company's Board of Directors from taking, and disclosing to the Company's shareholders, a position with respect to an Alternative Transaction pursuant to the applicable Securities and Exchange Commission proxy statement or tender offer rules or, subject to the payment of the Cancellation Fees described below, terminating the Merger Agreement to enter into any agreement for an unsolicited Alternative Transaction, if the Board, in exercising its fiduciary duties under applicable law as advised by counsel, and after consultation with its financial advisors, determines the Alternative Transaction to be superior to the Merger, and Becton Dickinson does not make, within five business days after it has received written notice of terms of such Alternative Transaction, an offer which the Board, after consultation with its financial advisors, determines is at least as favorable as such third party offer.

Additional Agreements

  In the Merger Agreement, the Company has made certain additional covenants to Becton Dickinson and BD Sub. The Company has agreed, among other things (i) to afford Becton Dickinson reasonable access to the Company's properties and personnel, to disclose to Becton Dickinson such documents relating to the Company as Becton Dickinson may reasonably request and to advise Becton Dickinson of certain material events, (ii) to submit the Merger Agreement to its shareholders for approval, to hold a special meeting to act on the Merger Agreement and, subject to the fiduciary obligations of the Board of Directors, to recommend the approval of the Merger Agreement to its shareholders, (iii) to enter into the Consulting Agreement with Mr. Rollo,
(iv) to use all reasonable efforts to cause all things necessary, proper and advisable for the consummation of the Merger to occur including obtaining any necessary waivers, consents and approvals under material contracts of the Company, and (v) to refrain from taking certain actions with respect to tax matters.

  With respect to the matters contained in clause (iv) of the preceding paragraph, Becton Dickinson and BD Sub have made reciprocal covenants to the Company.

Termination of the Merger Agreement; Amendments

  The Merger Agreement may be modified or amended by an agreement signed by the Company, Becton Dickinson and BD Sub. If any such amendment would have a material adverse effect on the rights of the Company's shareholders, it is the intention of management of the Company to submit such amendment to the shareholders for approval. The Merger Agreement expressly permits the waiver or extension of any term, provision or condition in writing by the party entitled to the benefits thereof.

  The Merger Agreement provides that it may be terminated at any time, whether before or after approval by the Company's shareholders: (i) by mutual consent of the Company, Becton Dickinson and BD Sub, (ii) by Becton Dickinson and BD Sub, if there has been a material breach of the Merger Agreement on the part of the Company, (iii) by the Company, or Becton Dickinson and BD Sub, if the Merger shall not have been consummated on or before March 31, 1999, (iv) by the Company, or Becton Dickinson and BD Sub, if a court shall have issued an order or other action permanently restraining, enjoining or otherwise prohibiting the Merger and such action shall have become final and unappealable, (v) by the Company, if it is approached regarding an Alternative Transaction which the Company's Board of Directors determines is more favorable to the shareholders than the Merger and for which the Company's Board of Directors authorizes the Company to enter into a definitive agreement, unless Becton Dickinson and BD Sub make a subsequent offer that is at least as favorable as the third-party offer within five days after receipt of notice of the Alternative Transaction, or (vi) by Becton Dickinson and BD Sub, in the event the Company's Board of Directors withdraws, modifies or changes its recommendation of the Merger Agreement or the Merger in a manner adverse to Becton Dickinson and BD Sub or recommends an Alternative Transaction or resolves to take any such action. See "Restrictions on the Company."

Cancellation Fee; Expenses

  The Merger Agreement provides that, as noted below, the Company will pay to Becton Dickinson a cancellation fee of $500,000, plus actual out-of-pocket costs and expenses incurred in connection with the Merger Agreement to a maximum of $150,000 (the "Cancellation Fees") upon the termination of the Merger Agreement under certain circumstances. The Cancellation Fees are payable (i) if the Merger Agreement has been terminated by the Company to take an Alternative Transaction, or (ii) if the Merger Agreement is terminated by Becton Dickinson due to the withdrawal, modification or change of the recommendation of the Merger Agreement or the Merger by the Board of Directors of the Company in a manner adverse to Becton Dickinson or BD Sub or due to the recommendation or resolution of the Board of Directors of the Company to enter into an Alternative Transaction following the earlier of (x) execution by the Company of an alternative acquisition agreement and (y) any third-party becoming the beneficial owner by tender offer, exchange offer or otherwise, of 50% or more of the Company's outstanding voting stock. However, no Cancellation Fee is payable by the Company if the event otherwise triggering such payment occurs after the Merger Agreement has been terminated other than as a result of the above listed reasons.

  The Merger Agreement provides that, except for payment of any Cancellation Fees, each party thereto shall separately bear its own expenses incurred in the negotiation and performance of the Merger Agreement.

Rights of Dissenting Shareholders of the Company

  The following is a brief summary of the rights of dissenting shareholders, and does not purport to be a complete statement thereof and is qualified in its entirety by reference to the applicable statutory provisions of the California General Corporation Law which are set forth in Annex III hereto.

  If the Merger is completed, certain of the record holders of the Company's Common Stock who object to the Merger may have the right to dissent with respect to the Merger and, subject to certain conditions, receive a cash payment equal to the fair market value of their shares under the California General Corporation Law. In order to perfect his or her dissenter's rights, a record holder of the

Company's Common Stock must (i) vote his or her dissenting shares against the Merger, (ii) make written demand upon the Company to purchase his or her dissenting shares not later than the date of the Special Meeting, January 25, 1999, (iii) submit the stock certificates representing his or her dissenting shares to the Company, for notation that they represent dissenting shares, within thirty days after the mailing by the Company to shareholders who voted against the Merger of a notice stating that the Merger has been approved by the shareholders, and (iv) file an action in court within six months after the date on which notice stating that the Merger has been approved by the shareholders is mailed to the Company's shareholders who voted against the Merger, but only if the Company and the shareholder are unable to reach agreement on the price to be paid for the dissenting shares, all as more particularly described below. Failure to take any of the required steps described herein may result in a loss of such dissenters' rights. If demands for payment referred to in clause (ii) above are not filed with respect to five percent or more of the outstanding shares of the Company's Common Stock, no shareholder of the Company, other than a holder of shares which are restricted as to transfer, will have dissenters' rights, even if all of the above conditions are satisfied.

  Dissenters' rights cannot be validly exercised by persons other than the record holders of the Company's Common Stock, regardless of the beneficial ownership thereof. Persons who are beneficial owners of the Company's Common Stock but whose shares are held of record by another person, such as a broker, a bank or a nominee, should instruct the record holder to follow the procedure outlined below if they wish to dissent from the Merger with respect to any or all of their shares.

  Under Sections 1300 to 1312 of the California General Corporation Law, any shareholder of record of the Company who votes any or all of his or her shares against the Merger and who intends to exercise his or her dissenter's rights must, on or before the date of the Special Meeting, January 25, 1999, submit to the Company at its principal executive offices, 14332 Chambers Road, Tustin, California 92780, Attention: Secretary, a written demand that the Company purchase for cash some or all of his or her shares voted against the Merger, which demand shall state the number of shares which he or she demands that the Company purchase and the amount which the shareholder claims to be the fair market value of those shares as of October 12, 1998, the day before the first announcement of the terms of the proposed Merger, excluding any appreciation or depreciation because of the proposed Merger.

  Dissenters' rights may not be perfected with respect to any shares unless such shares are voted against the Merger. A record shareholder may vote part of the shares which he or she is entitled to vote in favor of or in abstention with respect to the Merger without jeopardizing appraisal rights as to shares voted against the Merger; however, if a record shareholder votes part of the shares he or she is entitled to vote in favor of the Merger and fails to specify the number of shares he or she is voting in favor of the Merger, it is conclusively presumed under California law that his or her approving vote is with respect to all shares which he or she is entitled to vote. A vote to abstain will not constitute a vote against the Merger. Further, voting against the Merger will not of itself, absent compliance with the other provisions summarized herein, satisfy the requirements of the California General Corporation Law for exercise of dissenters' rights.

  Within ten (10) days after the approval of the Merger by the shareholders, the shareholders who voted against the Merger and made a timely demand for purchase and who are entitled to require the Company to purchase their shares, will be notified by the Company of such approval and the Company will offer all of these shareholders a cash price for their shares that the Company considers to be the fair market value of the shares on the day before the terms of the Merger were first announced, excluding any appreciation or depreciation because of the proposed Merger. The notice will also contain a brief description of the procedures to exercise their rights to have the Company purchase their Common Stock and will attach a copy of the relevant provisions of the California General Corporation Law.

  A dissenting shareholder must submit to the Company or its transfer agent at the addresses set forth above, within thirty days after the Company mails to him or her notice of shareholder approval of the Merger, certificates representing the dissenting shares which he or she demands that the Company purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed. The notice of shareholder approval of the Merger will specify the date by which the submission of certificates for endorsement must be made to the Company, and a submission made after such date will not be effective for any purpose. No other notices will be given by the Company of any dates upon which any shareholder action is required to exercise dissenters' rights.

  If the Company and a dissenting shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the Company, upon surrender of the certificates evidencing such shares, will make payment of that amount (plus interest thereon from the date of such agreement) within thirty days after such agreement or within thirty days after the satisfaction of any statutory or contractual conditions, whichever is later. Any agreement fixing the fair market value of any dissenting shares between a dissenting shareholder and the Company shall be filed with the Secretary of the Company.

  If the Company denies that the shares are dissenting shares, or the Company and the dissenting shareholder fail to agree on the fair market value of the shares, the dissenting shareholder may, within six months after the date on which notice of shareholder approval of the Merger was mailed to the shareholder, but not thereafter, file a complaint in the Superior Court of the County of Orange, State of California, requesting that the Court determine whether the shares are dissenting shares and the fair market value of such dissenting shares. The costs of the action will be assessed or apportioned as the Court considers equitable, but, if the appraised fair market value is determined to exceed the price offered to the shareholder by the Company, the Company will be required to pay the costs of the action and may be required to pay counsel fees.

  A dissenting shareholder may not withdraw his or her dissent or demand for payment without the consent of the Company by its Board of Directors. The rights of dissenting shareholders to demand payment terminates if, among other things, the Merger is abandoned or if the shares are transferred prior to submission for endorsement as dissenting shares.

  Any demands, notices, certificates or other documents required to be delivered to the Company may be sent to: Secretary, Luther Medical Products, Inc., 14332 Chambers Road, Tustin, California 92780.

Certain Federal Income Tax Consequences of the Merger

  The following summary is a general discussion of certain anticipated federal income tax consequences of the Merger to shareholders. The summary assumes that shareholders are individuals or corporations who do not have a special tax status (e.g., dealers in securities, nonresident aliens, individual retirement accounts, or tax-exempt organizations). The discussion is based upon existing federal tax law and does not address any state, local or foreign tax consequences of the Merger. The discussion also does not describe certain special tax rules that may apply to shareholders who acquired their stock pursuant to incentive stock options or other stock compensation arrangements.

  The exchange by shareholders of their shares of Common Stock for the Merger Consideration pursuant to the Merger will be a taxable transaction for federal income tax purposes. A shareholder whose shares are exchanged generally will recognize gain or loss equal to the difference between the amount of cash received pursuant to the Merger and his adjusted tax basis in the shares exchanged therefor. Such gain or loss will constitute capital gain or loss if the shares exchanged in the Merger were held as capital assets. Capital gain or loss will constitute long-term capital gain or loss if the shareholder's holding period with respect to the shares is greater than one year and otherwise will constitute short-term capital gain or loss.

  Under current federal income tax law, the highest marginal tax rate applicable to ordinary income of individuals is 39.6%, and the highest rate applicable to corporations is 35%. Net capital gains (the excess of net long-term capital gains over net short-term capital losses) generally are taxed at rates up to 20% for individuals and at the regular corporate rates for corporations. The excess of net short-term capital gains (the excess of short-term capital gains over short-term capital losses) over net long-term capital losses (the excess of long-term capital losses over long-term capital gains) generally is taxed at the same rates as ordinary income for both individuals and corporations, as applicable. Corporations may use capital losses only against capital gains. Individuals may use capital losses only against capital gains and up to $3,000 of ordinary income (married individuals filing separate returns may each only apply capital losses against up to $1,500 of ordinary income). Compensatory stock option holders whose options are cancelled in connection with the Merger in exchange for a cash payment will recognize ordinary compensation income in the amount of such cash payment. The Company will be required to withhold applicable federal and state taxes from such payment.

  SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE MERGER, INCLUDING POTENTIAL AND RECENT CHANGES OF LAW. THE FOREGOING SUMMARY IS INTENDED AS A GENERAL DESCRIPTION ONLY OF CERTAIN MATERIAL TAX CONSEQUENCES AND DOES NOT CONSIDER THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER.

Accounting Treatment of the Merger

  The Merger will be accounted for under the "purchase" method whereby the purchase price paid for Common Stock will be allocated based upon the fair value of the assets acquired and the liabilities assumed pursuant to the Merger.

                          PRICE RANGE OF COMMON STOCK
                              AND DIVIDEND POLICY

  The Company's Common Stock is publicly traded on the Nasdaq small cap market under the symbol "LUTH". At December 1, 1998, there were approximately 2,990 record holders of Common Stock. The following table sets forth, for the calendar periods indicated, the high and low bid, ask and closing quotations for the Common Stock, as reported by Nasdaq.


               Calendar Year                 Quarter        High/Low     High/Low     High/Low
                                                           ----------   ----------   ----------
                                                              Bid          Ask         Closing
                                                           ----------   ----------   ----------

                   1996                      First         $5.00/3.25   $5.13/3.50   $5.06/3.50
                                             Second        $7.00/4.25   $7.25/4.50   $6.75/4.32
                                             Third         $5.75/3.88   $6.00/4.06   $5.87/3.93
                                             Fourth        $5.00/3.00   $5.38/3.19   $5.25/3.00

                   1997                      First         $4.75/3.00   $5.00/3.19   $4.87/3.00
                                             Second        $4.00/2.88   $3.75/3.00   $4.12/2.87
                                             Third         $3.31/2.50   $3.50/2.94   $3.50/2.31
                                             Fourth        $5.19/2.88   $5.25/2.94   $5.25/2.88

                   1998                      First         $3.81/2.38   $3.88/3.00   $3.88/2.69
                                             Second        $2.94/2.38   $3.06/2.50   $3.00/2.38
                                             Third         $3.06/1.25   $3.19/1.31   $2.75/1.38
                                             Fourth        $4.50/2.13   $4.63/2.25   $4.50/2.19
                                             (through December 18, 1998)

  On October 12, 1998, the last trading day prior to the public announcement by the Company of the execution of the Merger Agreement, the high and low prices for the Common Stock as reported by Nasdaq were $2.500 and $2.375 per share, respectively, and the closing quotation was $2.500. The high and low prices for the Common Stock as reported by Nasdaq on December 18, 1998, the last full trading day prior to the printing of this Proxy Statement, were $4.500 and $4.500 per share, respectively, and the closing quotation was $4.500. Shareholders are urged to obtain current market quotations for the Common Stock.

  The Company has never paid any cash dividends and does not intend to do so in the near future. The Merger Agreement prevents the Company from declaring or paying any dividend or any other form of cash, stock or property distribution without Becton Dickinson's consent while the Merger Agreement remains in effect.

                     SELECTED FINANCIAL DATA OF THE COMPANY

  Certain financial information of the Company is included in the Company's 1998 Annual Report on Form 10-KSB, 1998 Annual Report on Form 10-KSB/A, filed December 11, 1998, and 1998 Annual Report on Form 10-KSB/A, filed December 14, 1998, which are incorporated hereby by reference, including the notes accompanying such financial information. No dividends were paid on the Common Stock during the periods indicated therein.

                      DOCUMENTS INCORPORATED BY REFERENCE

  The following Company documents, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein and specifically made a part of this Proxy Statement by this reference: (i) Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, (ii) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 1998, filed December 11, 1998, (iii) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 1998, filed December 14, 1998, (iv) Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1998, and (v) Current Report on Form 8-K filed on October 19, 1998, relating to the execution of the Merger Agreement.

  In addition, all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents with the Commission. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The Company will provide, upon written or oral request, without charge, to each person to whom a Proxy Statement is delivered a copy of any and all of the information that is incorporated herein by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information this Proxy Statement incorporates). Requests for such information should be directed to: Secretary, Luther Medical Products, Inc., 14332 Chambers Road, Tustin, California 92780, (714) 544-3002.

                             PRINCIPAL SHAREHOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of the Company's directors, and (iii) all directors and officers of the Company as a group. The nature of beneficial ownership shown in the table is, unless otherwise noted, shares for which the owner has sole voting and sole investment power. Ownership information is based upon information furnished by the respective persons listed.

                                                       Amount of
         Name of Individual or                        Beneficial                                      Percent of
           Identity of Group                         Ownership (1)          Options/Warrants          Class (2)
----------------------------------------             -------------          ----------------          ----------
David Rollo                                           153,175 (3)               150,000                  4.54%
Jack W. Payne                                          75,000 (4)                75,000                  2.27%
D. Ross Hamilton                                      166,500 (5)                85,000                  5.03%
William R. Dahlman                                     27,000 (6)                27,000                     *
William C. Huck                                       327,500 (7)                30,000                 10.07%
Ronald B. Luther                                      277,982 (8)               184,286                  8.16%

All executive officers and directors as               798,618 (9)               414,229                 21.96%
 a group (8 persons)

--------------------
 *  Represents less than 1%.

(1) Assumes the exercise of options and warrants to purchase 598,515 shares held by executive officers, directors and beneficial owners of more than five percent of the outstanding Common Stock of the Company, which options and warrants are, or will become, exercisable as a result of the Merger.

(2) Percentages reflect shares owned and options that are exercisable or will become exercisable as a result of the Merger.

(3) Includes 3,175 shares beneficially owned by Mr. Rollo, plus warrants to purchase 150,000 shares at an exercise price of $2.94 per share, expiring at various dates from December 5, 1999, to December 5, 2001, all of which 150,000 warrants are currently exercisable. Mr. Rollo's address is 14332 Chambers Road, Tustin, California 92780.

(4) Includes warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 25,000 shares at an exercise price of $2.75 per share, expiring on January 23, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2003; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2004; and warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2005. Mr. Payne's address is 4515 S. Meadow Drive, Boulder, Colorado 80301.

(5) Includes 7,500 shares beneficially owned by Mr. Hamilton and 74,000 shares owned by a partnership, of which Mr. Hamilton and two unaffiliated third parties each own 33.3%; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 35,000 shares at an exercise price of $2.75 per share, expiring on January 23, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2003; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2004; and warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2005. Mr. Hamilton's address is 9440 Gregory Road, Easton, Maryland 21601.

(6) Includes warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2003; warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2004; and warrants to purchase 5,000 shares at an exercise price of $2.22 per share, expiring on December 8, 2005. Mr. Dahlman's address is 215 N. Marengo Avenue, Pasadena, California 91101.

(7) Includes 297,500 shares beneficially owned by Mr. Huck; warrants to purchase 6,000 shares at an exercise price of $2.75 per share, expiring May 1, 2004; warrants to purchase 6,000 shares at an exercise price of $2.75 per share, expiring on May 1, 2005; warrants to purchase 6,000 shares at an exercise price of $2.75 per share, expiring on January 6, 2006; warrants to purchase 6,000 shares at an exercise price of $2.75 per share, expiring on May 1, 2007; and warrants to purchase 6,000 shares at an exercise price of $2.75 per share, expiring on May 1, 2008. Mr. Huck's address is c/o Columbia Vital Systems, Inc., 100 E. Chestnut Avenue, Westmont, Illinois 60559.

(8) Includes 88,074 shares beneficially owned by Mr. Luther; 5,622 shares owned by Mr. Luther's spouse, as to which shares Mr. Luther disclaims beneficial ownership; warrants to purchase 4,286 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; warrants to purchase 80,000 shares at an exercise price of $2.63 per share, expiring at various dates from December 8, 1998 to December 8, 2001; and warrants to purchase 100,000 shares at an exercise price of $3.63 per share, expiring September 18, 2000. Mr. Luther's address is 530 Kings Road, Newport Beach, California 92663.

(9) Includes all shares, options, and warrants described in notes (3) through
    (7), inclusive, above; 2,214 shares beneficially owned by an executive officer who is not a director, plus options to purchase 2,143 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; options to purchase 2,000 shares at an exercise price of $2.82 per share, expiring on July 22, 1999; options to purchase 9,286 shares at an exercise price of $3.19 per share, expiring on January 27, 2000; options to purchase 5,800 shares at an exercise price of $4.56 per share, expiring on July 26, 2001; options to purchase 4,000 shares at an exercise price of $3.06 per share, expiring on August 15, 2003; options to purchase 12,000 shares at an exercise price of $2.22 per share, expiring on July 17, 2003; options to purchase 3,000 shares at an exercise price of $3.06 per share, expiring on August 15, 2002; and options to purchase 9,000 shares at an exercise price of $2.27 per share, expiring July 17, 2003, granted to an executive officer who is not a director.

                BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC.

  Becton Dickinson is a subsidiary of Becton, Dickinson and Company, the common stock of which is listed on the New York Stock Exchange. Becton, Dickinson and Company was incorporated under the laws of the State of New Jersey in November 1906, as successor to a New York business started in 1897. Becton, Dickinson and Company is engaged principally in the manufacture and sale of a broad line of medical supplies, devices and diagnostic systems used by health care professionals, medical research institutions and the general public. Becton, Dickinson and Company's operations are comprised of two worldwide business segments, Medical Supplies and Devices ("Medical") and Diagnostic Systems ("Diagnostic") and its products are manufactured and sold worldwide.

  The major products in the Medical segment are hypodermic products, specially designed devices for diabetes care, prefillable drug delivery systems, vascular access products and specialty and surgical blades. The Medical segment also includes specialty needles, drug infusion systems, disposable scrubs, elastic support products and thermometers.

  The major products in the Diagnostic segment are manual and instrumented microbiology products, sample collection products, flow cytometry systems for cellular analysis, tissue culture labware, hematology instruments and other diagnostic systems, including immunodiagnostic test kits.

  Becton, Dickinson and Company's products and services are marketed in the United States both through independent distribution channels and directly to end-users, and are marketed outside of the United States through independent distributors and sales representatives, and in some markets directly to end-users.

  Becton, Dickinson and Company had worldwide revenues of $2.8 billion in the fiscal year ended September 30, 1997. U.S. revenues during the same period were $1.5 billion. Becton, Dickinson and Company intends to finance the Merger with cash flow from operations.

  The principal executive offices of Becton, Dickinson and Company are located at 1 Becton Drive, Franklin Lakes, New Jersey 07417, and its telephone number is
(201) 847-6800. Neither Becton, Dickinson and Company nor any of its subsidiaries is affiliated with the Company.

  Except where otherwise noted, all information relating to Becton, Dickinson and Company set forth in this Proxy Statement is based upon the Annual Report on Form 10-K of Becton, Dickinson and Company for the fiscal year ended September 30, 1997, and documents incorporated therein by reference.

                                 OTHER MATTERS

  Management knows of no other business to be transacted at the Special Meeting, but, if any other matters do properly come before the Special Meeting, the persons named as proxies or their substitute will vote or act with respect to such other matters in accordance with the direction of a majority of the Board of Directors of the Company.

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Company pursuant to the Exchange Act can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the Commission:
Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Suite 1300, Seven World Trade Center, New York, New York 10048. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Certain reports, proxy statements and other information concerning the Company also can be inspected on the SEC web site at http://www.sec.gov. See "Documents Incorporated by Reference."

                                       By Order of the Board of Directors

                                       /s/ PETRA DARLING
                                       Petra Darling
                                       Secretary

Dated:  December 21, 1998

--------------------------------------------------------------------------------


                               MERGER AGREEMENT
                                 by and among
                         LUTHER MEDICAL PRODUCTS, INC.
                            LMP ACQUISITION CORP.,
                                      and
                BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC.

                         Dated as of October 13, 1998

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page

ARTICLE I.  THE MERGER......................................................   1

  1.1. The Merger...........................................................   1
  1.2. Effective Time of the Merger.........................................   1
  1.3. Effects of the Merger................................................   1
  1.4. Charter; Bylaws; Directors and Officers of Surviving Corporation.....   2

ARTICLE II.  CONVERSION OF SHARES AND PAYMENT...............................   2

  2.1. Conversion of Shares.................................................   2
  2.2. Dissenting Shares....................................................   2
  2.3. Stock Options and Warrants...........................................   3
  2.4. Surrender of Shares; Stock Transfer Books............................   3

ARTICLE III.  THE CLOSING...................................................   4

  3.1. Closing..............................................................   4

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF LUTHER.......................   4

  4.1. Organization.........................................................   4
  4.2. No Subsidiaries......................................................   4
  4.3. Authorization........................................................   4
  4.4. Capitalization.......................................................   5
  4.5. SEC Filings; Financial Statements....................................   5
  4.6. Assets...............................................................   5
  4.7. No Material Adverse Change...........................................   6
  4.8. Contracts and Commitments............................................   6
  4.9. Permits..............................................................   7
  4.10. Books and Records...................................................   7
  4.11. Litigation..........................................................   7
  4.12. Compliance with Laws and Other Instruments..........................   7
  4.13. No Brokers..........................................................   7
  4.14. No Other Agreements to Sell Assets..................................   8
  4.15. Proprietary Rights..................................................   8
  4.16. Employee Benefit Plans..............................................   8
  4.17. Taxes...............................................................   9
  4.18. Insurance...........................................................  10
  4.19. Compliance With Environmental Laws..................................  10
  4.20. Bank Accounts, Powers, etc..........................................  10
  4.21. Luther Proxy Statement; Fairness Opinion............................  10

ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF BD AND ACQUISITION............  11

  5.1. Organization.........................................................  11
  5.2. Authorization........................................................  11
  5.3. No Conflict or Violation.............................................  11
  5.4. Permits..............................................................  11
  5.5. No Brokers...........................................................  11
  5.6. Litigation...........................................................  12
  5.7. Proxy Statement......................................................  12

                                       i
                                    ANNEX I

ARTICLE VI.  CONDUCT OF BUSINESS PENDING THE CLOSING........................  12

ARTICLE VII.  ADDITIONAL COVENANTS..........................................  13

  7.1. Further Assurances and Cooperation...................................  13
  7.2. Access...............................................................  13
  7.3. Public Statements and Press Releases.................................  13
  7.4. No Discussions with Others...........................................  13
  7.5. Execution of Lock-Up Agreements......................................  14
  7.6. Execution of Consulting Agreement....................................  14
  7.7. Luther Shareholders Meeting..........................................  14
  7.8. Certain Further Transaction Expenses.................................  14
  7.9. Tax Matters..........................................................  15

ARTICLE VIII.  CONDITIONS TO OBLIGATIONS OF LUTHER..........................  15

  8.1. Representations and Warranties.......................................  15
  8.2. Covenants............................................................  15
  8.3. Regulatory Consents, Authorizations, etc.; Shareholder Approval......  15
  8.4. Injunctions..........................................................  15
  8.5. Corporate Documents..................................................  15
  8.6. Certificates.........................................................  16
  8.7. Funds................................................................  16
  8.8. Opinion..............................................................  16

ARTICLE IX.  CONDITIONS TO OBLIGATIONS OF BD AND ACQUISITION................  16

  9.1. Representations and Warranties.......................................  16
  9.2. Covenants............................................................  16
  9.3. Opinion..............................................................  16
  9.4. Regulatory Consents, Authorizations, etc.; Shareholder Approval......  16
  9.5. Injunctions..........................................................  17
  9.6. Corporate Documents..................................................  17
  9.7. Certificates.........................................................  17
  9.8. Consulting Agreements................................................  17
  9.9. Dissenters' Rights...................................................  17
  9.10. Options/Warrant Consents............................................  17
  9.11. Transaction Fees....................................................  17

ARTICLE X.  TERMINATION, AMENDMENT AND WAIVER...............................  17

  10.1. Termination.........................................................  17
  10.2. Procedure and Effect of Termination.................................  18
  10.3. Termination Fees and Expenses.......................................  18
  10.4. Amendments..........................................................  18
  10.5. Waivers.............................................................  18

ARTICLE XI.  DEFINITIONS....................................................  19

  11.1. Defined Terms.......................................................  19
  11.2. Other Defined Terms.................................................  21

                                      ii
                                    ANNEX I

ARTICLE XII.  MISCELLANEOUS.................................................  22

  12.1. Notices.............................................................  22
  12.2. Choice of Law.......................................................  23
  12.3. Entire Agreement....................................................  23
  12.4. Counterparts........................................................  23
  12.5. No Third Party Beneficiaries........................................  23
  12.6. Invalidity..........................................................  23
  12.7. Headings; Construction..............................................  23
  12.8. Gender..............................................................  23
  12.9. Expenses............................................................  23
  12.10. Non-Survival of Representations and Warranties.....................  23

                                      iii
                                    ANNEX I

                                MERGER AGREEMENT

     This Merger Agreement (the "Agreement"), dated as of October 13, 1998, is entered into by and among LUTHER MEDICAL PRODUCTS, INC., a California corporation ("Luther"), BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC., a Delaware corporation ("BD"), and LMP ACQUISITION CORP., a California corporation and a wholly-owned subsidiary of BD ("Acquisition").

                                    RECITALS

     A. The Boards of Directors of Luther, BD and Acquisition have each determined that it is advisable and in the best interests of their respective shareholders for BD to acquire Luther; and

     B. The Boards of Directors of Luther, BD and Acquisition have each approved the merger (the "Merger") of Acquisition with Luther upon the terms and subject to the conditions set forth herein and in accordance with the Corporations Code of the State of California (the "CCC"); and

     C. The Board of Directors of Luther has resolved to recommend the Merger to the holders of shares of Luther common stock, without par value (the "Shares"), and has determined that the consideration to be paid for each Share in the Merger is fair to the holders of the Shares, and to recommend that the holders of the Shares adopt this Agreement and the transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.


                                  THE MERGER
                                  ----------

1.1.  The Merger. Subject to the terms and conditions hereof, at the Effective
      ----------
Time (as defined in Section 1.2), Acquisition shall be merged with and into Luther in accordance with the CCC. Upon the consummation of the Merger, the separate existence of Acquisition shall cease and Luther, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of California.

1.2.  Effective Time of the Merger. On the Closing Date (as defined in Section
      ----------------------------
3.1), the applicable parties hereto shall cause the Merger to be consummated by duly filing an appropriate agreement of merger (the "Agreement of Merger") substantially in the form attached hereto as Exhibit A, as is required by, and executed in accordance with, the relevant provisions of the CCC. The Merger shall be effective at such time as the Agreement of Merger is filed with the Secretary of State of the State of California in accordance with the CCC, or at such later time as is specified in the Agreement of Merger (the "Effective Time").

1.3.  Effects of the Merger. At the Effective Time, the effect of the Merger
      ---------------------
shall be as provided in the applicable provisions of the CCC, including, without limitation, Section 1107 of the CCC. Without limiting the generality of the foregoing, when the Merger has been effected, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises, of a public as well as of a private nature, of Luther and Acquisition (the "Constituent Corporations"), and shall become subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and, all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal, intangible and mixed, and all debts due to any of said Constituent Corporations, on whatever account, as well for stock subscriptions and all other choses in action belonging to each of such corporations, shall become vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall become thereafter the property of the Surviving Corporation as they were of the Constituent Corporations; and the title to any real estate vested by deed or otherwise or any other interest in real estate vested by any instrument or otherwise in either of

                                       1
                                    ANNEX I
such Constituent Corporations shall not revert or become in any way impaired by reason of the Merger; but all liens upon any property of either of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and shall be enforceable against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it; all of the foregoing in accordance with the applicable provisions of the CCC.

1.4.  Charter; Bylaws; Directors and Officers of Surviving Corporation. The
      ----------------------------------------------------------------
Articles of Incorporation of the Surviving Corporation shall be as set forth in the Agreement of Merger attached hereto as Exhibit A, until thereafter amended as provided therein and under the CCC. The Bylaws of the Surviving Corporation shall be the Bylaws of Acquisition, as in effect immediately prior to the Effective Time, until thereafter amended as provided therein and under the CCC, except that the title of the Bylaws of Acquisition shall be amended to read as follows: "Bylaws of Luther Medical Products, Inc." The directors and officers of Acquisition immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, in each case until their successors are elected and qualified.

                                  ARTICLE II.

                        CONVERSION OF SHARES AND PAYMENT
                        --------------------------------

2.1.  Conversion of Shares. As of the Effective Time, by virtue of the Merger
      --------------------
and without any action on the part of the holder thereof:

      (a) Each Share issued and outstanding immediately prior to the Effective Time (other than any Shares to be canceled pursuant to Section 2.1(b) and any Dissenting Shares (as defined below)) shall be canceled and extinguished and be converted into the right to receive upon surrender of the certificate representing such Share $4.62 in cash (the "Merger Consideration").

      (b) Each Share which is held by Luther as a treasury share or by any subsidiary of Luther shall be canceled and retired without payment of any consideration therefor.

      (c) Each share of common stock, no par value per share, of Acquisition issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, without par value per share, of the Surviving Corporation.

2.2.  Dissenting Shares.
      -----------------

      (a) Notwithstanding any provisions of this Agreement to the contrary, any Shares held by a holder who has demanded and perfected his demand for appraisal of his Shares in accordance with the CCC and as of the Effective Time has neither effectively withdrawn nor lost his right to such appraisal ("Dissenting Shares") shall not be converted into or represent a right to receive the Merger Consideration pursuant to Section 2.1, but the holder thereof shall be entitled to only such rights as are granted by the CCC.

      (b) Notwithstanding the provisions of subsection (a) of this Section, if any holder of Shares who demands appraisal of his Shares under the CCC shall effectively withdraw or lose (through failure to perfect or otherwise) his right to appraisal, then as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in Section 2.1, without interest thereon, upon surrender of the certificate or certificates representing such Shares.

      (c) Luther shall give BD (i) prompt notice of any written demands for appraisal or payment of the fair value of any Shares, withdrawals of such demands, and any other instrument served pursuant to the CCC received

                                       2
                                    ANNEX I
by Luther and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the CCC. Luther shall not voluntarily make any payment with respect to any demands for appraisal and shall not, except with the prior written consent of BD, settle or offer to settle any such demands.

2.3.  Stock Options and Warrants. Each option or warrant to purchase Shares
      --------------------------
which is outstanding immediately prior to the Effective Time and which has an exercise price less than $4.62 shall, by virtue of the Merger, cease to be outstanding and shall be converted into a right to receive an amount in cash for each Share purchasable under such option or warrant, as the case may be, equal to $4.62 minus the per share exercise price under such option or warrant, as the case may be. If the per share exercise price under any option or warrant is equal to or greater than $4.62, then as of the Effective Time such option or warrant shall cease to be outstanding, without further consideration to the holder thereof. Prior to the Effective Time, Luther shall obtain an executed Stock Option/Warrant Exercise/Termination Agreement in the form attached as Exhibit B hereto (the "Option/Warrant Agreement") from each person who as of the Effective Time is the holder of an option or warrant to purchase Shares which shall confirm the foregoing treatment.

2.4.  Surrender of Shares; Stock Transfer Books.
      -----------------------------------------

      (a) First Chicago Trust Company of New York shall act as agent (the "Exchange Agent") to receive and hold the funds necessary to make the payments contemplated by Sections 2.1 and 2.3. Prior to the Closing Date, BD shall transfer to the Exchange Agent the funds necessary to make the payments contemplated by Sections 2.1 and 2.3. Such funds shall be invested by the Exchange Agent as directed by the Surviving Corporation, provided that such investment shall be an obligation of or guaranteed by the United States of America or any agency thereof and backed by the full faith and credit of the United States of America, commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services, Inc. or Standard and Poors Corporation, respectively, or in deposit accounts, certificates or deposit or bankers acceptances of, repurchase or reverse repurchase agreements with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of $200 million (based upon the most recent financial statements of such bank which are then publicly available at the Securities and Exchange Commission or otherwise).

      (b) Each holder of a certificate or certificates representing any Shares canceled upon the Merger pursuant to Section 2.1 may thereafter surrender such certificate or certificates to the Exchange Agent, as agent for such holder, to effect the surrender of such certificate or certificates on such holder's behalf for a period ending one year after the Effective Time. BD agrees that promptly after the Effective Time, it shall cause the distribution of appropriate materials to facilitate such surrender to holders of record of Shares as of the Effective Time.

      (c) If payment of the Per Share Merger Consideration in respect of canceled Shares is to be made to a person other than the person in whose name a surrendered certificate or instrument is registered, it shall be a condition to such payment that the certificate or instrument so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of such payment in a name other than that of the registered holder of the certificate or instrument surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not payable.

      (d) Immediately prior to the Effective Time, the stock transfer books of Luther shall be closed and there shall not be any further registration of transfers of Shares thereafter on the records of Luther. If, after the Effective Time, certificates for Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Per Share Merger Consideration as provided in Section 2.1. No interest shall accrue or be paid on any cash payable upon the surrender of a certificate or certificates which immediately before the Effective Time represented outstanding Shares.

                                       3
                                    ANNEX I

      (e) In the event any certificate representing Shares to be canceled upon the Merger pursuant to Section 2.1(a) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by BD, the posting by such person of a bond in such amount, form and with such surety as BD may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Per Share Merger Consideration in respect thereof pursuant to this Agreement.

      (f) The Exchange Agent shall make the payments contemplated by Section 2.3 promptly after the Effective Time in accordance with the Option/Warrant Agreements.


                                 ARTICLE III.

                                  THE CLOSING
                                  -----------

3.1.  Closing. The closing of the Merger (the "Closing") shall take place at
      -------
9:00 a.m. local time on the first business day following the day on which the last of the conditions set forth in Articles VIII and IX hereof shall be fulfilled or waived in accordance with this Agreement, at the offices of Latham & Watkins, 701 "B" Street, Suite 2100, San Diego, California 92101, or at such other time and place and on such other date as the parties hereto shall agree (the "Closing Date"). In connection with the Closing, the filing required under
Section 1.2 shall be made and all actions, payments and deliveries then required hereunder shall be completed. The Closing shall be deemed to have occurred only when (i) the matters provided for in Section 1.2 shall have occurred and (ii) all of the opinions, certificates and other documents required to be delivered at the Closing have been delivered (or the requirement therefor waived).


                                  ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF LUTHER
                    ----------------------------------------

     Luther, as of the date hereof, hereby represents and warrants to BD and Acquisition, except as set forth in the corresponding section of the Disclosure Schedule, as follows.

4.1.  Organization. Luther is a corporation duly incorporated, validly existing
      ------------
and in good standing under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted and own and operate its properties. Luther is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a Material Adverse Effect on Luther. Luther has previously provided BD with true and correct copies of its charter documents, bylaws and other governing documents, as currently in effect.

4.2.  No Subsidiaries. Luther has no Subsidiaries.
      ---------------

4.3.  Authorization. Luther has all requisite corporate power and authority and
      -------------
has taken all corporate action necessary to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Luther and the consummation by Luther of the transactions contemplated hereby have been duly approved by the Luther Board of Directors and prior to the Closing will be submitted to the shareholders of Luther for approval. Assuming such shareholder approval, no other corporate proceedings on the part of Luther are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Luther and is a legal, valid and binding obligation of Luther enforceable against it in accordance with its terms, except to the extent that

                                       4
                                    ANNEX I
such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditor's rights generally or by general principles of equity.

4.4.  Capitalization. The authorized capital stock of Luther consists of
      --------------
25,000,000 shares of Common Stock, no stated par value, and 10,000,000 shares of Preferred Stock, no stated par value, of which 3,219,986 shares of Common Stock and no shares of Preferred Stock are validly issued and outstanding on the date hereof. All of the issued and outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 4.4, Luther has no outstanding options, warrants, rights or other securities, plans, contracts or agreements which give the holder or any other person the right to purchase or otherwise receive from Luther any shares of capital stock or any securities which are convertible into or exercisable for any shares of such capital stock or under which any such option, warrant, right or security may be issued in the future. Schedule 4.4 identifies, as of the date hereof, the option and warrant holders, the number of shares subject to each option or warrant held, the exercise prices and expiration dates of the outstanding options and warrants.

4.5.  SEC Filings; Financial Statements.
      ---------------------------------

      (a) Luther has filed all forms, reports and documents required to be filed with the Securities and Exchange Commission ("SEC") since July 1, 1996, and has heretofore delivered to BD, in the form filed with the SEC, its (i) Annual Reports on Form 10-KSB for the fiscal years ended June 30, 1998; June 30, 1997 and June 30, 1996, (ii) all proxy statements relating to the Company's meetings of shareholders (whether annual or special) held since July 1, 1996 and (iii) all other reports or registration statements filed by the Company with the SEC since July 1, 1996 (collectively, the "SEC Reports"). The SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The financial statements contained in the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder by the SEC and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Luther as at the respective dates thereof and the results of operations and changes in financial position of Luther for the periods indicated, subject, in the case of quarterly financial statements, to normal, recurring year-end adjustments and the absence of notes.

      (c) Except as reflected or reserved against in the financial statements contained in the SEC Reports, Luther has no liabilities of any nature (whether accrued, absolute, contingent or otherwise) which in the aggregate could have a Material Adverse Effect, except for liabilities incurred since June 30, 1998 in the ordinary course of business and consistent with past practice. Since June 30, 1998 Luther has not incurred any material liabilities, except (i) liabilities incurred in the ordinary course of business and consistent with past practice, or (ii) liabilities incurred in connection with or as a result of the Merger.

4.6.  Assets. Excluding Proprietary Rights and real and personal property
      ------
operated pursuant to Leases, Luther has good and marketable title to all material Assets used in its business. Excluding Proprietary Rights, the Assets owned or leased by Luther include without limitation all Assets reasonably necessary for the conduct of its business as presently conducted. Luther owns no real property.

                                       5
                                    ANNEX I

4.7.  No Material Adverse Change. Since June 30, 1998, as of the date hereof,
      --------------------------
except as disclosed in the SEC Reports:

      (a) there has been no actual or, to the knowledge of Luther, threatened material adverse change in the financial condition, results of operation, business or Assets of Luther; and

      (b) Luther has operated its business in the ordinary course so as to preserve the business intact, to keep available to the business the services of its employees, and to preserve the business and the goodwill of its suppliers, customers, distributors and others having business relations with it.

4.8.  Contracts and Commitments. Schedule 4.8 sets forth an accurate, correct
      -------------------------
and complete list of the following Contracts and Leases to which Luther is a party or bound or by which any of its assets are subject or bound and which have not been terminated or otherwise contain executory obligations of Luther (collectively, "Material Contracts"):
                ------------------

      (a) All Contracts which involve an obligation of Luther to pay over the remainder of their terms an amount in excess of $50,000;

      (b) All Contracts currently in effect that involve the borrowing or lending of money (other than trade payables incurred in the ordinary course of business);

      (c) All distributor, agency and sales representative Contracts;

      (d) All licenses, whether as licensor or licensee, of any patent, trademark, or know-how (other than licenses to computer software utilized in connection with the operation of Luther's business);

      (e) All Contracts with current or former employees, directors or officers;

      (f) All Leases of real property and any other Lease which involve an obligation of Luther to pay over its remaining term an amount in excess of $50,000;

      (g) All Contracts creating a joint venture, partnership, cooperative arrangement or sharing of profits;

      (h) All Contracts to indemnify any person or entity, excluding contracts with customers in the ordinary course of business.

      (i) All Contracts containing covenants of Luther not to compete in any line of business or with any person or entity in any geographical area or which otherwise materially restrict Luther's freedom to do business in any manner or place (other than confidentiality provisions entered into in the ordinary course of business); and

      (j) Any Contract or Lease proposed as of the date hereof of a type that, if entered into, would be a Material Contract.

          Luther has delivered, or provided access, to BD true, correct and complete copies, summaries or descriptions of all of the Material Contracts, including all amendments and supplements thereto. To the knowledge of Luther, all of the Material Contracts are valid, binding and enforceable in accordance with their terms. Luther has fulfilled all of its obligations under each of the Material Contracts to the extent that such obligations have accrued. To the knowledge of Luther, no party is in Default in any material respect thereunder and no notice of any claim of Default has been given to Luther. To the knowledge of Luther, all products and services called for by any unfinished Material Contract can be supplied in accordance with the terms of such Material Contract. With respect to Leases, Luther has not received any notice of cancellation or termination under any option or right reserved to the lessor, or any notice of Default, thereunder. To the knowledge of Luther, Luther has not committed any act, and there has been no omission, which is

                                       6
                                     ANNEX I
reasonably likely to result in, and there has been no occurrence which is reasonably likely to give rise to, product liability or Liability for breach of warranty (whether covered by insurance or not) on the part of Luther with respect to products designed, manufactured or delivered or services rendered prior to or on the Closing Date.

4.9.  Permits.
      -------

      (a) Luther owns or possesses all Permits required under any Regulation (including Environmental Laws) in the operation of its business or in the ownership of its Assets free and clear of all Encumbrances, except where any failure will not, individually or in the aggregate, have a Material Adverse Effect on Luther. Luther is not in Default, nor has it received any notice of any claim of Default, with respect to any such Permit, except where any Default would not have a Material Adverse Effect on Luther.

      (b) No notice to, declaration, filing or registration with, or Permit from, any domestic or foreign governmental or regulatory body or authority, or any other person or entity, is required to be made or obtained by Luther in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except pursuant to federal securities laws, the filing of the Agreement of Merger as contemplated in
Section 1.2 and post-effective filings under applicable law.

4.10. Books and Records. Luther has made and kept (and given BD access to) Books
      -----------------
and Records and accounts, which, in reasonable detail, accurately and fairly reflect its activities in all material respects. The minute books of Luther previously provided to BD, together with the financial statements contained in the SEC Reports, accurately and adequately reflect all material action previously taken by the shareholders, board of directors and committees of the board of directors of Luther. Luther has not engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in its normally maintained Books and Records or are not material to Luther.

4.11. Litigation. There is no Action pending, or to the knowledge of Luther,
      ----------
threatened (a) against, related to or affecting (i) Luther or its business or Assets (including with respect to Proprietary Rights and Environmental Laws),
(ii) any officers or directors of Luther, as such, or (iii) any shareholder of Luther in such shareholder's capacity as such, (b) seeking to delay, limit or enjoin the transactions contemplated by this Agreement or (c) in which Luther is a plaintiff, except for any pending or threatened Action which would not reasonably be expected to have a Material Adverse Effect on Luther. Luther is not in Default with respect to or subject to any Court Order, and there are no unsatisfied judgments against Luther or its business or Assets, which default or judgments would have a Material Adverse Effect on Luther.

4.12. Compliance with Laws and Other Instruments. Luther has complied in all
      ------------------------------------------
respects with, and is not in violation of, (i) any instrument, judgment, decree or order binding upon it and (ii) any federal, state, local or foreign law, ordinance, statute, rule or governmental regulation applicable to it, except to the extent noncompliance or violation would not have a Material Adverse Effect on Luther. The execution, delivery and performance of this Agreement by Luther and the taking of any action by Luther contemplated hereby will not (a) result in any violation of any provision of any law, statute or order of any court or other agency of government applicable to Luther, (b) conflict with, constitute a Default under, result in any breach of any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the Assets of Luther under, Luther's charter or bylaws, or (c) conflict with, constitute a Default under, result in any breach of any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the Assets of Luther under any Contract or Lease to which Luther is a party or by which any of its property is bound or affected, except with respect to clauses
(a) and (c) for such violations, conflicts, defaults, breaches or Encumbrances as would not individually or in the aggregate have a Material Adverse Effect on Luther.

4.13. No Brokers. Neither Luther nor any of its officers, directors, employees,
      ----------
shareholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of BD, Luther or any of their Affiliates to pay any finder's fee, brokerage fee or commission or

                                       7
                                    ANNEX I
similar payment in connection with the transactions contemplated hereby, other than Luther's obligation to pay fees to Barrington Associates as previously disclosed to BD.

4.14. No Other Agreements to Sell Assets. Neither Luther nor any of its
      ----------------------------------
officers, directors or Affiliates has any commitment or legal obligation, absolute or contingent, to any other person or firm other than BD to sell, assign, transfer or effect a sale of any of Luther's Assets (other than inventory in the ordinary course of business), to sell or effect a sale of the capital stock of Luther (other than stock options or warrants set forth on Schedule 4.4), to effect any merger, consolidation, liquidation, dissolution or other reorganization of Luther, or to enter into any agreement or cause the entering into of an agreement with respect to any of the foregoing.

4.15. Proprietary Rights. Luther has delivered to BD, or provided BD access to,
      ------------------
true and correct copies of all documents in Luther's possession relating to Proprietary Rights owned, controlled, created or used by Luther, including, without limitation, all agreements pursuant to which Luther has licensed or otherwise acquired rights in technology used by Luther in its business (the "License Agreements"). Without limiting the generality of the foregoing, Luther owns all right, title and interest in the Patents set forth on Schedule 4.15, except to the extent indicated therein. To the knowledge of Luther, other than as provided in the License Agreements, Luther has no obligations to compensate any person for the use of any such Proprietary Rights nor has Luther granted to any person any license, option or other rights to use in any manner any of such Proprietary Rights, whether requiring the payment of royalties or not. To its knowledge, Luther owns or has a valid right to use each of such Proprietary Rights (to the extent material), and to the knowledge of Luther such Proprietary Rights (to the extent material) will not cease to be valid rights of Luther solely by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. To the knowledge of Luther, the manufacture, use, sale, offer for sale, importation, distribution or commercialization of any of the products being offered by Luther as its business presently is conducted does not and will not conflict with, infringe upon or otherwise violate the valid Proprietary Rights of any third party, and no Action has been instituted against or notices received by Luther within the last three years alleging that the use of such Proprietary Rights presently infringes upon or otherwise presently violates any valid Proprietary Rights of a third party.

4.16. Employee Benefit Plans. Except as set forth on Schedule 4.16, Luther is
      ----------------------
not a party to, does not make or is not required to make employer contributions to and does not have any current or future obligation or Liability with respect to, any pension, profit-sharing, retirement, deferred compensation, bonus, stock purchase, or other employee benefit plan, agreement, arrangement or understanding maintained for the benefit of its employees (a "Plan"). Each Plan set forth or described on Schedule 4.16 is in full force and effect in accordance with its terms and complies in all material respects with all applicable laws. Luther is not in default under any Plan and, to the knowledge of Luther, no other person is in default thereunder. Luther has made or provided for all payments due under or with respect to each Plan to date, and all amounts properly accrued to date (in accordance with generally accepted accounting principles) as Liabilities of Luther under each Plan in the current plan years have been recorded on its financial statements. Each Plan listed in Schedule
4.16 that is intended to qualify under section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and each trust established under a Plan that is intended to be exempt from taxation under section 501(a) of the Code has been determined by the Internal Revenue Service to be so exempt, and nothing has occurred which would cause the loss of such qualification or exemptions. None of the Plans is a "multi-employer plan," within the meaning of section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Luther has not made any contributions to or participated in any "multiple employer plan" or "multi-employer plan" (as so defined) within the last five years.

     Luther has satisfied all material reporting and disclosure requirements and all other material requirements applicable to it under the Code or ERISA, and the Department of Labor and the Internal Revenue Service regulations promulgated thereunder, with respect to each Plan. There are no material actions, suits or asserted claims pending (other than routine claims for benefits) or, to the knowledge of Luther, threatened, against any Plan or against the Assets of any Plan except for routine claims for benefits under the Plan by participants or beneficiaries received by the Plan administrator. With respect to each Plan and the related trust, if any, there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) and no fiduciary

                                       8
                                    ANNEX I

(as defined in Section 3 of ERISA) has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law.

4.17. Taxes.
      -----

      (a) Luther has timely filed all Tax Returns (as herein defined below) required to be filed by it. All such Tax Returns are true, correct and complete in all respects. Luther has made timely payment of all Taxes (as herein defined below) required to be paid. Luther has fulfilled all withholding obligations with respect to Taxes and has paid to the appropriate governmental authorities the proper amounts with respect to the foregoing. The amount of Luther's liability for unpaid Taxes for all periods ending on or before the date hereof does not, in aggregate, exceed that amount of reserve for Tax liability (excluding reserves for deferred Taxes established to reflect timing differences between book and tax income) reflected on the financial statements at September 30, 1998.

      (b) Except as to waivers or extensions of time that have expired, Luther has not waived any statute of limitations in respect of Taxes or agreed to an extension of time with respect to the period for assessment or collection of Taxes. Neither the Internal Revenue Service nor any foreign, state, local or other taxing authority has examined or audited or is in the process of examining or auditing any federal, foreign, state, local or other Tax Returns of Luther. Luther has not received any notice of intention to initiate an audit from any federal, foreign, state, local or other taxing authority.

      (c) Luther is not a party to, or bound by, any tax indemnity, tax sharing or tax allocation agreement.

      (d) Luther has not filed a consent under Section 341(f) of the Internal Revenue Code, as amended (the "Code") concerning collapsible corporations.

      (e) Luther has not been a United States Real Property Holding Corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code, and BD is not required to withhold tax on the purchase of stock of Luther by reason of Code Section 1445.

      (f) Luther (i) has not been a member of an affiliated group filing a consolidated federal income tax return, or (ii) has no liability for the Taxes of any person (other than any Taxes of Luther) under Treasury Regulation sec. 1.1502-6 (or any similar state, local or foreign law), as a transferee or successor, by contract, or otherwise.

      (g) To Luther's knowledge, no taxing authority has asserted any liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of Luther.

      (h) Luther has furnished to BD (i) copies of all federal, foreign, state and local income or franchise tax returns filed with respect to all open tax years; (ii) copies of all audit reports, statements of deficiencies, closing or other agreements received by Luther related to Taxes; (iii) a list of all material elections it has made with respect to Taxes; and (iv) a schedule that contains an accurate and complete description of any carryovers of tax attributes. Luther does not do business or derive income from any state, local, territorial or foreign taxing jurisdiction other than those for which such tax returns have been furnished to BD.

      (i) Luther is not (nor has it ever been) a member of an affiliated group of corporations within the meaning of Code section 1504, and Luther is not a party to any joint venture, partnership, or other arrangement or contract which it is treating as a partnership for federal income tax purposes.

      (j) Luther is not a party to any safe harbor lease within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. None of the assets of Luther is "tax-exempt use property" within the meaning of Code Section 168(h). None of the assets of Luther directly or indirectly secures any debt the interest on which is tax exempt under Code Section 103(a).

                                       9
                                    ANNEX I

4.18. Insurance. Luther has provided BD access to true and complete copies of
      ---------
all policies or binders of fire, liability, title, worker's compensation, product liability and other forms of insurance currently maintained by Luther on its business, Assets or employees. All insurance coverage applicable to Luther and its business and Assets is in full force and effect and provides coverage as may be required by applicable Regulation and by any and all Contracts to which Luther is a party. There is no Default under any such coverage nor has there been any failure to give notice or present any claim under any such coverage in a due and timely fashion. There are no outstanding unpaid premiums except in the ordinary course of business and no notice of cancellation or nonrenewal of any such coverage has been received. There are no outstanding performance bonds covering or issued for the benefit of Luther.

4.19. Compliance With Environmental Laws.
      ----------------------------------

      (a) For the purposes of this Agreement, the term "Environmental Laws" shall mean all foreign, federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses, rules, regulations and permit conditions, including but not limited to the Federal Water Pollution Control Act, Resource Conservation & Recovery Act, Safe Drinking Water Act, Toxic Substances Control Act, Clean Air Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right to Know or other foreign, U.S. or Canadian federal, state, province, or local laws of similar effect, each as amended as of the Closing Date, and the term "Hazardous Materials" shall mean any hazardous or toxic substances, wastes or materials, including without limitation petroleum or petroleum products, defined as such or governed by any applicable Environmental Law.

      (b) (i) Except to the extent it did not and would not have a Material Adverse Effect on Luther, throughout the period of Luther's operation of the Facilities and the Former Facilities, Luther has not received any written notices, directives, violation reports, actions or claims from or by (1) any local, state, foreign or federal governmental agency concerning any alleged violation of Environmental Laws by Luther or (2) any person alleging that, in connection with Hazardous Materials, conditions at any of the Facilities or the Former Facilities or Luther's acts or omissions have resulted in or caused or threatened to result in or cause injury or death to any person or damage to any property, including without limitation, damage to natural resources, and to the knowledge of Luther, no such notices, directives, violation reports, actions, claims or allegations exist; (ii) the Facilities are, and throughout the period of Luther's operation thereof the Former Facilities were, in compliance with all applicable state, federal, foreign and local Environmental Laws except where any noncompliance did not and would not have a Material Adverse Effect on Luther; and (iii) no underground storage tanks either are or, to the knowledge of Luther, have been located at any of the Facilities or the Former Facilities.

      (c) To the Knowledge of Luther, (i) there has been no spill, discharge, release, cleanup or contamination of or by any Hazardous Materials used, generated, treated, stored, disposed of or handled by Luther at any of the Facilities and (ii) Luther has not treated, stored, disposed of, released or transported any Hazardous Material in a manner which would give rise to any liability under any Environmental Laws.

4.20. Bank Accounts, Powers, etc. Schedule 4.20 lists each bank, trust company,
      ---------------------------
savings institution, brokerage firm, mutual fund or other financial institution with which Luther has an account, credit line or safe deposit box and the names and identification of all persons authorized to draw thereon or to have access thereto, and lists the names of each person holding powers of attorney or agency authority from Luther.

4.21. Luther Proxy Statement; Fairness Opinion.
      ----------------------------------------

      (a) Luther's proxy statement for the meeting of its shareholders for the purpose of approving this Agreement and the Merger, as contemplated by Section 7.7, will not on the date such Proxy Statement is filed with the SEC, first mailed to shareholders in connection with Luther's shareholders' meeting, at the time of Luther's shareholders' meeting or at the Effective Time (including any supplements to the proxy statement) , contain any statement which, at such time and in light of the circumstances under which it will be made, will be false or misleading with respect to a material fact, and will not omit to state any material fact necessary in order to make the

                                      10
                                    ANNEX I
statements therein not false or misleading.

      (b) Prior to the execution of this Agreement, the Board of Directors of Luther received an opinion of Marshall & Stevens to the effect that the aggregate consideration to be received in the Merger by the shareholders of Luther is fair, from a financial point of view, to such shareholders.


                                  ARTICLE V.


                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                             OF BD AND ACQUISITION
                             ---------------------

  BD and Acquisition hereby jointly and severally represent and warrant to Luther as follows:

5.1.  Organization. Each of BD and Acquisition is a corporation duly
      ------------
incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to conduct its business and to own and lease its properties. BD owns all of the issued and outstanding capital stock of Acquisition. Acquisition was formed solely for the purpose of effecting the Merger and has not engaged in any business or had any operations since the date of its incorporation.

5.2.  Authorization. BD and Acquisition have all requisite corporate power and
      -------------
authority to execute, deliver and perform this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement by each of BD and Acquisition, the performance by BD and Acquisition of their respective obligations hereunder and the consummation by BD and Acquisition of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of BD and Acquisition. This Agreement has been duly and validly executed and delivered by each of BD and Acquisition, and is a legal, valid and binding obligation of each of them enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity.

5.3.  No Conflict or Violation. The execution, delivery and performance of this
      ------------------------
Agreement by BD and Acquisition and the taking of any action by BD or Acquisition contemplated hereby will not (a) result in any violation of any provision of any law, statute or order of any court or other agency of government applicable to BD or Acquisition, (b) conflict with, constitute a Default under, result in any breach of any of the terms, conditions or provisions of or result in the creation of any Encumbrance upon any of the Assets of BD or Acquisition under, BD's or Acquisition's charter or bylaws, or
(c) conflict with, constitute a Default under, result in any breach of any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the Assets of BD or Acquisition under any Contract or Lease to which BD or Acquisition is a party or by which any of their property is bound or affected, except with respect to clauses (a) and (c) for violations, conflicts, Defaults, breaches or Encumbrances as would not individually or in the aggregate have a Material Adverse Effect on BD and Acquisition.

5.4.  Permits. No notice to, declaration, filing or registration with, or Permit
      -------
from, any domestic or foreign governmental or regulatory body or authority, or any other person or entity, is required to be made or obtained by BD or Acquisition in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except pursuant to federal securities laws, the filing of the Agreement of Merger as contemplated by Section 1.2 and post-effective filings under applicable law.

5.5   No Brokers. Neither BD or Acquisition nor any of their officers,
      ----------
directors, employees, shareholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Luther or any of its Affiliates to pay any finder's fee, brokerage fee or commission or similar payment in connection with the transactions contemplated hereby.

                                      11
                                    ANNEX I

5.6.  Litigation. There is no Action pending or, to the knowledge of BD,
      ----------
threatened against BD or Acquisition seeking to delay, limit or enjoin the transactions contemplated by this Agreement.

5.7.  Proxy Statement. The information regarding BD supplied by BD for inclusion
      ---------------
in Luther's proxy statement as contemplated by Section 7.7, will not on the date such Proxy Statement is filed with the SEC, first mailed to shareholders in connection with Luther's shareholders meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it will be made, will be false or misleading with respect to a material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading.


                                  ARTICLE VI.

                    CONDUCT OF BUSINESS PENDING THE CLOSING
                    ---------------------------------------

      From the date hereof through the Closing, except as otherwise provided for in this Agreement, Luther shall conduct its business only in the ordinary and usual course as such business has been conducted, and shall use commercially reasonable efforts to keep intact the business organization in all material respects. In addition, without limiting the generality of the foregoing, from the date hereof through the Closing or termination of this Agreement, except as otherwise provided for in this Agreement or with the written consent of BD:

      (a) Luther shall not (i) amend its charter or bylaws; (ii) split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend payable in cash, stock or property or make any other distribution with respect to its capital stock; or (iii) redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

      (b) Luther shall not (i) issue or agree to issue any additional shares of, or options, warrants or rights of any kind to acquire any shares of, its capital stock of any class (excepting the issuance of stock upon the exercise of presently outstanding options or warrants as set forth on Schedule 4.4); (ii) enter into any agreement, contract or commitment out of the ordinary course of its business, to dispose of or acquire, or relating to the disposition or acquisition of, a segment of its business; (iii) except in the ordinary course of business or pursuant to agreements described in paragraph (vi) below, sell, pledge, dispose of or encumber any of its Assets (including without limitation, any indebtedness owed to it or any claims held by it); (iv) grant a license to any of its technology; (v) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or make any material investment, either by purchase of stock or securities, contribution to capital, property transfer or purchase of any material amount of property or assets, in any other individual or entity; (vi) incur any indebtedness for borrowed money (other than up to $200,000 of indebtedness which may be incurred solely for working capital purposes and with prior consultation with BD) or (vii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

      (c) Luther shall use commercially reasonable efforts to keep available the services of its present officers and key employees, and to preserve the goodwill of its customers and other persons having business relationships with it, and shall not appoint additional officers;

      (d) Luther shall not grant any severance or termination pay (other than pursuant to policies or agreements in effect on the date hereof and previously disclosed to BD) or increase the benefits payable under its severance or termination pay policies or agreements in effect on the date hereof;

      (e) Luther shall not adopt or amend any Plan or increase in any manner the compensation or fringe benefits of any employee (other than salary increases in the ordinary course of business consistent with past practice) or pay any benefit not required by any Plan; and

                                      12
                                    ANNEX I

      (f) Luther shall not enter into or amend any Lease or Contract in excess of $50,000 which is not cancelable within 90 days without penalty, cost or liability, other than contracts with customers in the ordinary course of business consistent with past practice and agreements pursuant to paragraph
(b)(vi) above.


                                 ARTICLE VII.

                             ADDITIONAL COVENANTS
                             --------------------

7.1.  Further Assurances and Cooperation. Subject to the terms and conditions
      ----------------------------------
herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection therewith, (i) to obtain all necessary waivers, consents and approvals from other parties to Material Contracts, (ii) to defend any lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, (iii) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby,
(iv) to effect all necessary governmental registrations and filings, and (v) to fulfill all conditions to this Agreement; provided, however, that with respect to clause (iii) a party shall not be obligated to take any action if the taking of such action would, in such party's reasonable opinion, be materially burdensome to such party or impact in such a materially adverse manner the economic or business benefits of the transaction contemplated by this Agreement as to render inadvisable the consummation of the Merger. Each party hereto shall promptly inform the other of any material communication between such party and any government or governmental authority regarding the Merger or the other transactions contemplated herein to the extent permitted by law.

7.2.  Access. Upon reasonable notice, Luther shall afford BD and its
      ------
representatives full access during normal business hours to all of its officers, agents, properties, Contracts, commitments and Books and Records (including but not limited to tax returns) and, during such period, shall furnish promptly all information concerning its business, properties and personnel as BD may reasonably request. BD shall hold all such information in accordance with the provisions of the Confidentiality Agreement. No investigation pursuant to this
Section 7.2 or otherwise shall affect the representations and warranties or the conditions to consummate the Merger set forth herein.

7.3.  Public Statements and Press Releases. Upon execution of this Agreement, BD
      ------------------------------------
and Luther may each issue a press release regarding the Agreement and the Merger which shall be subject to prior review and approval of the other, which shall not be unreasonably withheld or delayed. Thereafter, so long as this Agreement is in effect, neither Luther, or BD, nor any of their respective Affiliates, shall issue or release any written public announcement, press release, statement or acknowledgment of the existence of, or the terms, conditions and status of, the transactions provided for herein, without the prior approval of the other as to the content and time of release of and the media in which such statement or announcement is to be made and that they will use commercially reasonable efforts to consult with one another before making other public statements or responding to any press inquiry with respect to this Agreement or the transactions contemplated hereby, except as may be required by law or any governmental agency or the rules of the National Association of Securities Dealers, Inc. Nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency if required by applicable law nor prevent Luther or BD from issuing any release when it believes, based upon advice of counsel, it is legally required to do so.

7.4.  No Discussions with Others. (a) From the date hereof until the earlier of
      --------------------------
termination of this Agreement or consummation of the Merger, Luther will not, directly or indirectly, whether through any director, officer, employee, financial advisor, legal counsel, accountant, other agent or representative (as used in this Section 7.4 "affiliates") or otherwise, (A) initiate, solicit or encourage, or take any other action to facilitate any inquiries or the making of any proposal with respect to, or (B) except to the extent required in the exercise of the fiduciary duties of the Board of Directors of Luther under applicable law, as advised by counsel, in connection with the receipt by

                                      13
                                    ANNEX I

Luther of an unsolicited written proposal that the Board determines is reasonably likely to be more favorable to Luther's shareholders than the Merger, engage or participate in negotiations concerning, provide any nonpublic information or data to, or have any discussions with, any person other that BD relating to, any (i) acquisition, (ii) tender offer (including a self-tender offer), (iii) exchange offer, (iv) merger, (v) consolidation, (vi) acquisition of beneficial ownership of (or the right to vote) securities of Luther (excluding stock options or warrants outstanding on the date hereof), (vii) dissolution, (viii) business combination, (ix) purchase of all or any significant portion of the assets or any division of (or any equity interest in) Luther, or (x) any similar transaction other than the Merger (such proposals, announcements, or transactions being referred to as "Acquisition Proposals"). Luther will notify BD orally as promptly as practicable (but in any event within one (1) business day) and in writing (as promptly as practicable) of each such initial Acquisition Proposal made by any person or entity (each an "Initial Acquisition Proposal") (including the identity of the person making such proposals and the terms of such proposals), or any inquiry regarding making any Acquisition Proposal, and will furnish to BD a copy of each such Initial Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 7.4 by any affiliate of Luther, whether or not acting on behalf of Luther, shall be deemed to be a breach of this Section by Luther.

      (b) Nothing contained in this Section 7.4 shall prohibit Luther or its Board of Directors from (i) taking, and disclosing to Luther's shareholders, a position with respect to any Acquisition Proposal pursuant to Rules 14d-9 and 14e-2(a) under the Securities Exchange Act of 1934 as amended, or (ii) making any disclosure to Luther's shareholders that, in the judgment of the Board of Directors, Luther, based upon advice of counsel, is required under applicable law.

      (c) BD acknowledges that prior to September 8, 1998 Luther has had discussions with, and provided non-public information to, multiple parties concerning possible business combination transactions. Luther represents that it is not currently involved in any existing discussions or negotiations with any party with respect to any Acquisition Proposal and has not been so involved subsequent to September 8, 1998.

      (d) Luther shall be entitled to provide copies of this Section 7.4 to third parties who, on an unsolicited basis after the date hereof, contact Luther or its representatives concerning an Acquisition Proposal so long as BD is concurrently notified of such contact and the delivery of such copies.

7.5.  Execution of Lock-Up Agreements. Concurrently with the execution of this
      -------------------------------
Agreement, and as an inducement to BD and Acquisition to enter into this Agreement, each of Luther's directors shall enter into a lock-up agreement in the form attached as Exhibit C hereto (the "Lock-Up Agreements") with BD and Luther pursuant to which each such person or entity shall agree, among other things, to vote all Shares of the Company beneficially owned by them in favor of this Agreement and the Merger.

7.6.  Execution of Consulting Agreement. Concurrently with the execution of this
      ---------------------------------
Agreement, and as an inducement to BD and Acquisition to enter into this Agreement, Luther shall enter into a consulting agreement with David Rollo in the form attached hereto as Exhibit D (the "Consulting Agreement"), which Consulting Agreement would become effective upon the Closing and would supersede and replace the employment agreement currently in place with such employee, subject to the payment of the severance payment due under that employment agreement.

7.7.  Luther Shareholders Meeting. Luther shall as promptly as practicable take
      ---------------------------
all necessary steps in accordance with applicable law and the Luther charter and bylaws to call a meeting of its shareholders for the purpose of approving this Agreement and the Merger, except to the extent required in the exercise of the fiduciary duties of the Board of Directors of Luther under applicable law, as advised by legal counsel. In all proxy statements or other communications with shareholders relating to the Merger, Luther's Board of Directors shall recommend that Luther's shareholders vote in favor of the Merger, except to the extent required in the exercise of the fiduciary duties of the Board of Directors of Luther under applicable law, as advised by legal counsel.

7.8.  Certain Further Transaction Expenses. Luther agrees that in connection
      ------------------------------------
with the Merger and other transactions contemplated by this Agreement it shall use its best efforts to minimize Transaction Expenses, subject

                                      14
                                    ANNEX I
to fiduciary duties of the Board of Directors under applicable law, as advised by legal counsel, and shall advise BD upon its request of the status of all Transaction Expenses.

7.9.  Tax Matters.
      -----------

      (a) After the date hereof, Luther shall not without the written consent of BD (i) make any election with respect to Taxes or change any accounting methods of Luther; (ii) execute any waiver of restrictions on assessment or collection of Taxes; or (iii) enter into or amend any agreement or settlement with any Tax authority. Luther shall promptly notify BD of the notice, commencement, or scheduling of any Tax audit or examination.

      (b) As soon as practicable after the date of this Agreement but in no event later than three (3) business days prior to the Closing, Luther shall prepare (or have prepared) and provide BD a reasonably detailed analysis of the status of Luther's net operating losses, tax credits carryovers and other tax attributes under Sections 382, 383 and 384 of the Code and the federal consolidated return regulations and whether Luther has had an "ownership change" as defined in Section 382 of the Code.


                                 ARTICLE VIII.

                      CONDITIONS TO OBLIGATIONS OF LUTHER
                      -----------------------------------

      The obligations of Luther to effect the Merger shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

8.1.  Representations and Warranties. The representations and warranties of BD
      ------------------------------
and Acquisition contained in this Agreement which are qualified with respect to a Material Adverse Effect or materiality shall be true and correct, and all such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct as of such date or time).

8.2.  Covenants. All of the covenants and agreements of BD and Acquisition to be
      ---------
performed or complied with pursuant to this Agreement prior to the Closing shall have been duly performed and complied with in all material respects.

8.3.  Regulatory Consents, Authorizations, etc.; Shareholder Approval.
      ----------------------------------------------------------------

      (a) Except for the filings of the Agreement of Merger as provided in
Section 1.2 and post-effective filings under applicable laws, all consents, authorizations, orders and approvals of, and filings and registrations with, any governmental commission, board or other regulatory body or any nongovernmental third party which are required for or in connection with the execution and delivery of this Agreement, and the consummation by each party hereto of the transactions contemplated hereby, shall have been obtained or made, if the failure to make such filing or registration or to obtain such consent, authorization, order or approval would have a Material Adverse Effect on Luther.

      (b) The Merger and the Agreement shall have been approved and adopted by the requisite vote of the shareholders of Luther.

8.4.  Injunctions. At the Closing there shall be no judgment, decree,
      -----------
injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against any party hereto which prohibits, restricts or delays consummation of the Merger or any of the conditions to the consummation of the Merger.

                                      15
                                    ANNEX I

8.5.  Corporate Documents. BD and Acquisition shall have furnished Luther with
      -------------------
certified resolutions adopted by the Boards of Directors of BD and Acquisition and, as to Acquisition, its shareholder approving this Agreement and the transactions contemplated hereby.

8.6.  Certificates. BD and Acquisition shall have furnished Luther with such
      ------------
certificates of their respective officers and other representatives to evidence compliance with the conditions set forth in this Article VIII as may reasonably be requested.

8.7.  Funds. BD shall have transferred to the Exchange Agent the funds necessary
      -----
to make the payments contemplated by Sections 2.1 and 2.3.

8.8.  Opinion. BD AND ACQUISITION SHALL HAVE FURNISHED LUTHER WITH THE OPINION
      -------
OF RICHARD A. CARBONE, ESQ., COUNSEL TO BD AND ACQUISITION, DATED THE CLOSING DATE AND SUBSTANTIALLY IN THE FORM SET FORTH IN EXHIBIT G HERETO.


                                  ARTICLE IX.

                CONDITIONS TO OBLIGATIONS OF BD AND ACQUISITION
                -----------------------------------------------

      The obligations of BD and Acquisition to effect the Merger shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

9.1.  Representations and Warranties.
      -------------------------------

      (a) The representations and warranties of Luther contained in this Agreement which are qualified with respect to a Material Adverse Effect or materiality shall be true and correct, and all such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct as of such date or time).

      (b) There shall have been no material adverse change since June 30, 1998 in the business or financial condition of Luther (other than as contemplated by the Agreement or the Disclosure Schedules).

9.2.  Covenants. All of the covenants and agreements of Luther to be performed
      ---------
or complied with pursuant to this Agreement prior to the Closing shall have been duly performed and complied with in all material respects.

9.3.  Opinion. Luther shall have furnished BD and Acquisition with the opinion
      -------
of Arter & Hadden, counsel to Luther, dated the Closing Date and substantially in the form set forth in Exhibit E hereto.

9.4.  Regulatory Consents, Authorizations, etc.; Shareholder Approval.
      ---------------------------------------------------------------

      (a) Except for the filings of the Agreement of Merger as provided in
Section 1.2 and post-effective filings under applicable laws, all consents, authorizations, orders and approvals of, and filings and registrations with, any governmental commission, board or other regulatory body or any nongovernmental third party which are required for or in connection with the execution and delivery of this Agreement, and the consummation by each party hereto of the transactions contemplated hereby, shall have been obtained or made, if the failure to make such filing or registration or to obtain such consent, authorization, order or approval would have a Material Adverse Effect on BD, or on the Surviving Corporation's abilities to conduct its business after the Closing.

                                      16
                                    ANNEX I

      (b) The Merger and the Agreement shall have been approved and adopted by the requisite vote of the shareholders of Luther.

9.5.  Injunctions. At the Closing there shall be no judgment, decree,
      -----------
injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against any party hereto which prohibits, restricts or delays consummation of the Merger or any of the conditions to the consummation of the Merger.

9.6.  Corporate Documents. Luther shall have furnished BD with certified
      -------------------
resolutions adopted by its Board of Directors and shareholders approving this Agreement and the transactions contemplated hereby.

9.7.  Certificates. Luther shall have furnished BD and Acquisition with such
      ------------
certificates of its officers and other representatives to evidence compliance with the conditions set forth in this Article IX as may reasonably be requested.

9.8.  Consulting Agreements. The Consulting Agreement shall not have been
      ---------------------
repudiated by the person who is the party thereto, and shall otherwise be in a state to become effective in accordance with its terms upon the Closing.

9.9.  Dissenters' Rights. As of the Closing, holders of not more than 15% of the
      ------------------
Shares shall remain eligible for dissenters' rights with respect to the Merger under the CCC.

9.10. Options/Warrant Consents. Each holder of any right, option or warrant to
      ------------------------
acquire Shares shall have consented to the treatment of their options and warrants as provided in Section 2.3.

9.11. Transaction Fees. Luther shall have received preliminary invoices for all
      ----------------
material Transaction Fees, and copies thereof shall have been delivered to BD.


                                  ARTICLE X.


                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

10.1. Termination. This Agreement may be terminated at any time prior to the
      -----------
Effective Time by:

      (a) the mutual consent of BD and Luther, set forth in a written instrument executed by both parties; or

      (b) either BD or Luther if the conditions to its respective obligations hereunder are not capable of satisfaction, but only if the failure of such condition did not result from the breach by the party seeking termination (or any of its Affiliates) of any representation or warranty made by it herein or the failure by the party seeking termination (or any of its Affiliates) to fulfill any covenant provided for herein that is required to be fulfilled by such person (or its Affiliates) prior to Closing; or

      (c) either BD or Luther if the Merger shall not have been consummated by the Termination Date; or

      (d) either BD or Luther if either BD or Luther is precluded by an order or injunction (other than one issued on a preliminary basis) of a court of competent jurisdiction from consummating the Merger, and all means of appeal and all appeals from such order or injunction shall have been finally exhausted; or

      (e) BD if Luther is in material breach of its obligations under this Agreement, or by Luther if BD is in material breach of its obligations under this Agreement; provided that such material breach remains uncured after ten
(10) business days' written notice thereof to the breaching party, and provided further, that no party shall be

                                      17
                                    ANNEX I
entitled to terminate this Agreement by reason of this clause (e) if it or any of its Affiliates is in material breach of its obligations under this Agreement; or


      (f) By Luther if (i) prior to the Effective Time, a corporation, partnership, person or other entity or group shall have made a bona fide unsolicited written offer that the Board of Directors of Luther determines in its good faith judgment and in the exercise of its fiduciary duties, based on the advice of legal counsel, is more favorable to Luther's shareholders than the Merger, (ii) the Board of Directors of Luther authorizes Luther, subject to complying with the terms of this Agreement, to enter into a definitive written acquisition agreement concerning such transaction (the "Alternative Acquisition Agreement") and five business days elapse after delivery to BD of a written notice that the Board of Directors intends to authorize Luther to enter into such Alternative Acquisition Agreement, attaching the most current version of such agreement (which shall include all of the material terms, including the price proposed to be paid for Shares pursuant thereto) to such notice, and (iii) BD does not make, within five business days of receipt of such written notice from Luther, an offer that the Board of Directors of Luther determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the shareholders of Luther as the offer set forth in the Alternative Acquisition Agreement that Luther has indicated that it intends to enter into following the end of such five business day period.

      (g) By BD if the Board of Directors of Luther (i) withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to BD and Acquisition, (ii) recommends to Luther's shareholders an Acquisition Proposal, other than the transactions contemplated by this Agreement, or (iii) resolves to do any of the foregoing.

10.2. Procedure and Effect of Termination. In the event of termination of this
      -----------------------------------
Agreement as provided in Section 10.1, this Agreement shall forthwith become void and no party hereto shall have any liability or further obligation to any other party hereto under or by reason of this Agreement or the transactions contemplated hereby, except as set forth in Sections 10.3 and 12.9 hereof and except for any breach of this Agreement occurring prior to or as a result of termination of this Agreement, and except that the Confidentiality Agreement shall survive in accordance with its terms. The foregoing provisions shall not limit or restrict the availability of specific performance or other injunctive relief to the extent that specific performance or such other relief would otherwise be available to a party hereunder.

10.3 Termination Fees and Expenses. (i) Within one business day after this
     -----------------------------
Agreement has been terminated by Luther pursuant to Section 10.1(f) hereof or
(ii) following termination by BD pursuant to Section 10.1(g) hereof, within one business day following the earlier of (x) execution by Luther of an Alternative Acquisition Agreement and (y) any person, entity or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) having acquired beneficial ownership, by tender offer, exchange offer or otherwise, of 50% of more of Luther's outstanding voting stock, Luther shall pay to BD by certified check or wire transfer to an account designated by BD, payable in same day funds, the amount of (A) $500,000, plus
(B) all actual out-of-pocket costs and expenses of BD and Acquisition incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, legal, professional and service fees and expenses, up to a maximum of $150,000.

10.4 Amendments. This Agreement may not be amended except by action of each of
     ----------
the parties hereto set forth in an instrument in writing signed by or on behalf of each of the parties hereto.

10.5 Waivers. At any time prior to the Closing, Luther and BD may (i) extend the
     -------
time for the performance of any of the obligations or other acts of the other,
(ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements of the other or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                      18
                                    ANNEX I

                                  ARTICLE XI.

                                  DEFINITIONS
                                  -----------

11.1. Defined Terms.
      -------------

      As used herein, the terms below shall have the following meanings:

      "Action" shall mean any action, order, writ, injunction, judgment or
       ------
decree outstanding or claim, suit, litigation, proceeding, arbitration or investigation by or before any court, governmental or other regulatory or administrative agency or commission or any other person.

      "Affiliate" shall mean, with respect to any party, any individual,
       ---------
corporation, partnership or other entity that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such party.

      "Assets" shall mean all land, buildings, improvements, leasehold
       ------
improvements, Fixtures and Equipment and other assets (tangible or intangible) whether owned or leased.

      "Books and Records" shall mean (a) all records and lists of Luther
       -----------------
pertaining to its Assets, (b) all records and lists pertaining to the business, customers, suppliers or personnel of Luther, (c) all product, business and marketing plans of Luther, and (d) all books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by Luther.

      "Confidentiality Agreement" shall mean that certain confidentiality
       -------------------------
agreement dated as of April 21, 1998, between BD and Luther and which is attached as Exhibit F hereto.

      "Contracts" shall mean any agreement, contract, note, loan, evidence of
       ---------
indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation or commitment to which Luther is a party or is bound or which relates to its business or Assets, whether oral or written, but excluding all Leases.

      "Copyrights" shall mean all mask works and works of authorship and all
       ----------
registered copyrights.

      "Court Order" shall mean any judgment, decision, consent decree,
       -----------
injunction, ruling or order of any federal, state or local court or governmental agency, department or authority that is binding on any person or its property under applicable law.

      "Default" shall mean (a) a breach of or default under any Contract or
       -------
Lease, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or Lease, or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract or Lease.

      "Disclosure Schedule" means the schedules attached to this Agreement which
       -------------------
set forth exceptions to the representations and warranties contained in Article IV hereof and certain other information called for by other provisions of this Agreement.

      "Encumbrances" shall mean any claim, lien, pledge, option, charge,
       ------------
easement, security interest, deed of trust, mortgage, right-of-way, encumbrance or other similar right of a third party.

      "Facility" or "Facilities" shall mean all plants, offices, manufacturing
       --------      ----------
facilities, warehouses, improvements, administration buildings, and all real property and related facilities which are currently utilized by Luther.

                                      19
                                    ANNEX I

     "Fixtures and Equipment" shall mean all of the furniture, fixtures,
      ----------------------
furnishings, machinery, automobiles, supplies, equipment and other tangible personal property owned by Luther and located in, at or upon the Facilities, including all warranty rights with respect thereto.

     "Former Facility" shall mean each plant, office, manufacturing facility,
      ---------------
warehouse, improvement, administrative building and all real property and related facilities that were owned, leased or operated by Luther at any time prior to the date hereof, but excluding any Facilities.

     "Knowledge" shall mean the actual knowledge of a party's directors and
      ---------
executives and without limiting the foregoing in the case of Luther shall include David Rollo, George Brdlik, Petra Darling, Wayne Parris, Janis Adams and Roger Robison.

     "Leases" shall mean all of the existing leases with respect to the personal
      ------
or real property of Luther.

     "Liability" or "Liabilities" shall mean any direct or indirect liability,
      ---------      -----------
indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any person of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

     "Material Adverse Effect" shall mean, with respect to any person or entity,
      -----------------------
a material adverse effect on the business, assets, liabilities, results of operations or financial condition of such person or entity or the ability of such person to consummate the transactions contemplated by this Agreement.

     "Patents" shall mean all patents and patent applications including without
      -------
limitation all utility patents and patent applications, design patents and patent applications and utility models.

     "Permits" shall mean all licenses, permits, franchises, approvals,
      -------
authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, or any other person, necessary or desirable for the past or present conduct of, or relating to the operation of the business of Luther.

     "Proprietary Rights" shall mean all Copyrights, Patents, Trademarks,
      ------------------
technology rights and licenses, computer software (including without limitation any source or object codes therefor and documentation relating thereto), trade secrets, franchises, know-how, inventions, ideas, discoveries, improvements, design rights, specifications, plans, drawings and intellectual property rights.

     "Regulations" shall mean any laws, statutes, ordinances, regulations,
      -----------
rules, notice requirements, court decisions, agency guidelines, principles of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation Environmental Laws, energy, motor vehicle safety, public utility, zoning, building and health codes, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

     "Subsidiary" shall mean, with respect to a company, (i) any corporation in
      ----------
an unbroken chain of corporations beginning with the company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any partnership in which such company is a general partner; (iii) any partnership in which such company possesses a 50% or greater interest in the total capital or total income of such partnership or (iv) any limited liability company in which such person is a manager or possesses 50% or greater of the outstanding membership interests.

     "Taxes" shall mean any and all taxes, charges, fees, levies, or other
      -----
assessments in the nature of taxes, including (without limitation) income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes, estimated, ad valorem, value added, customs duties, fees and charges, imposed by the Internal Revenue Service or any taxing authority (whether domestic or foreign) including (without limitation) any state, county, local or foreign

                                      20
                                    ANNEX I
government or any subdivision or taxing agency thereof, including a United States possession, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

      "Tax Returns" shall mean any report, return, document, declaration or
       -----------
other information or filing required to be supplied to any taxing authority or jurisdiction (whether domestic or foreign) with respect to Taxes, including (without limitation) information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any report, return, document, declaration or other information.

      "Termination Date" shall mean March 31, 1999.
       ----------------

      "Trademarks" shall mean registered trademarks, registered service marks,
       ----------
trademark and service mark applications and unregistered trademarks and service marks.

      "Transaction Expenses" means all legal, investment banking, accounting and
       --------------------
other fees and expenses incurred by Luther in connection with the Merger.

11.2. Other Defined Terms. The following terms shall have the meanings defined
      -------------------
for such terms in the Sections set forth below:

Term                                       Section
----                                       -------
Acquisition                                Preamble
Agreement                                  Preamble
Agreement of Merger                        1.2
Alternative Acquisition Agreement          10.1(f)
CCC                                        Preamble
Closing                                    3.1
Closing Date                               3.1
Code                                       4.17(c)
Constituent Corporations                   1.3
Dissenting Shares                          2.2(a)
Effective Time                             1.2
Employment and Consulting Agreements       7.6
Environmental Laws                         4.19
Hazardous Materials                        4.19
License Agreements                         4.15
Lock-Up Agreements                         7.5
Merger                                     Preamble
Merger Consideration                       2.1
Person                                     7.4
Shares                                     Preamble
Surviving Corporation                      1.1

                                      21
                                    ANNEX I

                                 ARTICLE XII.

                                 MISCELLANEOUS
                                 -------------

12.1.  Notices. Unless otherwise provided herein, any notice, request,
       -------
instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:


If to Luther:                    Luther Medical Products, Inc.
                                 14332 Chambers Road
                                 Tustin, CA  92780
                                 Fax Number:  (714) 832-6869

With copies to:                  Morrison and Foerster LLP
                                 19900 MacArthur Boulevard, 12th Floor
                                 Irvine, CA 92612
                                 Attn:  Robert Mattson, Esq.
                                 Fax Number:  (949) 251-0900

                                 and

                                 Arter and Hadden LLP
                                 Five Park Plaza, 10th Floor, Jamboree Center
                                 Irvine, CA 92614
                                 Attn:  Randolf W. Katz, Esq.
                                 Fax Number: (949) 833-9604

If to BD or Acquisition or       Becton Dickinson Infusion Therapy Systems, Inc.
the Surviving Corporation        9450 S. State Street
after the Merger to:             Sandy, Utah 84070
                                 Attn:  President
                                 Fax Number:  (801) 565-2555

With copies to:                  Becton, Dickinson and Company
                                 1 Becton Drive
                                 Franklin Lakes, NJ 07417-1880
                                 Attn: General Counsel
                                 Fax Number: (201) 848-9228

                                 and

                                 Latham & Watkins
                                 701 "B" Street, Suite 2100
                                 San Diego, California 92101
                                 Attn: David A. Hahn, Esq.
                                 Fax Number: (619) 696-7419


or to such other place and with such other copies as any party hereto may designate as to itself by written notice to the others.

                                      22
                                    ANNEX I

12.2.  Choice of Law. This Agreement shall be construed, interpreted and the
       -------------
rights of the parties determined in accordance with the laws of the State of California without reference to the choice of laws provisions thereof and except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

12.3.  Entire Agreement. This Agreement, together with all exhibits and
       ----------------
schedules hereto and the Confidentiality Agreement, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

12.4.  Counterparts. This Agreement may be executed in one or more counterparts,
       ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.5.  No Third Party Beneficiaries. None of the provisions of this Agreement
       ----------------------------
shall be for the benefit of or enforceable by any third party.

12.6.  Invalidity. In the event that any one or more of the provisions contained
       ----------
in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

12.7.  Headings; Construction. The headings of the Articles and Sections herein
       ----------------------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All parties have been represented by counsel. Any presumption that an ambiguity in this Agreement shall be construed against the party drafting such document is hereby waived and shall not apply with respect to any document interpretation.

12.8.  Gender. Words used in this Agreement, regardless of the number and gender
       ------
specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

12.9.  Expenses. Except as provided in Section 10.3 hereof, all costs and
       --------
expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

12.10. Non-Survival of Representations and Warranties. Subject to Section 10.2,
       ----------------------------------------------
the representations and warranties in this Agreement shall terminate at the Effective Time or the termination of this Agreement pursuant to Section 10.1, as the case may be.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      23
                                    ANNEX I

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                              LUTHER MEDICAL PRODUCTS, INC.


                                      /s/ David Rollo
                              --------------------------------------------------
                              By: David Rollo
                              Its: President


                              BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC.


                                      /s/ Richard A. Carbone
                              --------------------------------------------------
                              By: Richard A. Carbone
                              Its: Attorney-in-fact


                              LMP ACQUISITION CORP.


                                      /s/ Richard A. Carbone
                              --------------------------------------------------
                              By: Richard A. Carbone
                              Its: Vice President & Secretary

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

                                      24
                                    ANNEX I

                                   Exhibit A
                                   ---------



                              AGREEMENT OF MERGER

                              AGREEMENT OF MERGER
                                      OF
                         LUTHER MEDICAL PRODUCTS, INC.
                                      AND
                             LMP ACQUISITION CORP.



     AGREEMENT OF MERGER entered into on __________ __, 1998, by Luther Medical Products, Inc. and LMP Acquisition Corp., as approved by the Board of Directors of each of said corporations:

     LMP Acquisition Corp., which is a corporation incorporated in the State of California, and which is sometimes hereinafter referred to as the "disappearing corporation," shall be merged with and into Luther Medical Products, Inc., which is a corporation incorporated in the State of California, and which is sometimes referred to as the "surviving corporation" (the "Merger").

     The separate existence of the disappearing corporation shall cease upon the effective date of the Merger in accordance with the provisions of the Corporations Code of the State of California.

     The surviving corporation shall continue its existence under its present name pursuant to the provisions of the Corporations Code of the State of California.

     The Articles of Incorporation of the surviving corporation upon the effective date of the Merger shall be amended and restated in their entirety as follows:

                                      "I.

     The name of this corporation is Luther Medical Products, Inc.

                                      II.

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III.

     This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is one thousand (1,000).

                                      IV.

     A. The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     B. This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders.

                                       1
                                   Exhibit A

                                    ANNEX I

     C. Any repeal or modification of this Article V shall be prospective and shall not affect rights under Article V in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification."

     The directors and officers of the surviving corporation upon the effective date of the Merger shall be the directors and officers of LMP Acquisition Corp. prior to the effective date, all of whom shall hold their directorships and offices until their successors are elected and qualified.

     Each issued share of Luther Medical Products, Inc. common stock, without par value, immediately prior to the effective date of the Merger, except for treasury shares or shares held by Luther Medical Products, Inc. subsidiaries and any properly exercised dissenting shares, shall be canceled and extinguished and be converted into the right to receive upon surrender of the certificate representing such shares the amount of $4.62 in cash. All treasury shares and shares held by Luther Medical Products, Inc. subsidiaries shall, immediately prior to the effective date of the Merger, be canceled and extinguished. Any properly exercised dissenting shares shall be entitled to receive the consideration described in the applicable provisions of the Corporations Code of the State of California. Each issued share of LMP Acquisition Corp. immediately prior to the effective date of the Merger shall be converted into one validly issued, fully paid and nonassessable share of common stock, without par value, of the surviving corporation.

     Each option or warrant to purchase shares of Luther Medical Product Inc. common stock which is outstanding immediately prior to the Effective Time and which has an exercise price less than $4.62 shall, by virtue of the Merger, cease to be outstanding and shall be converted into a right to receive a sum for each share of Luther Medical Product, Inc. common stock purchasable under such option or warrant, as the case may be, equal to $4.62 minus the per share exercise price under such option or warrant, as the case may be. If the per share exercise price under any option or warrant is equal to or greater than $4.62, then such option or warrant shall cease to be outstanding, without further consideration to the holder thereof.

     The Agreement of Merger herein entered into and approved has been submitted to the shareholders entitled to vote thereon of the disappearing corporation and of the surviving corporation, and has been approved in the manner prescribed by the provisions of the Corporations Code of the State of California.

     This Agreement of Merger having been approved by the shareholders entitled to vote of the disappearing corporation and of the surviving corporation in the manner prescribed by the provisions of the Corporations Code of the State of California, the disappearing corporation and the surviving corporation hereby agree that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of California, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the Merger.

     The Board of Directors and the proper officers of the disappearing corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the Merger herein provided for.

     The Merger herein provided for shall become effective upon filing.

                [Signature Page to Agreement of Merger Follows]

                                       2
                                   Exhibit A

                                    ANNEX I

     Executed this __th day of  ________, 1998.


                                      LUTHER MEDICAL PRODUCTS, INC.


                                      By:
                                         -------------------------------------
                                         President


                                      By:
                                         -------------------------------------
                                         Secretary


                                      LMP ACQUISITION CORP.


                                      By:
                                         -------------------------------------
                                         President


                                      By:
                                         -------------------------------------
                                         Secretary

                                       3
                                   Exhibit A

                                    ANNEX I

                      AMENDMENT NO. 1 TO MERGER AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment"), dated as of December 10, 1998, to the Merger Agreement (the "Merger Agreement"), dated as of October 13, 1998, by and among LUTHER MEDICAL PRODUCTS, INC., a California corporation ("Luther"), BECTON DICKINSON INFUSION THERAPY SYSTEMS, INC., a Delaware corporation ("BD"), and LMP ACQUISITION CORP., a California corporation and a wholly owned subsidiary of BD ("Acquisition"), is entered into by and among Luther, BD and Acquisition.

                                    RECITALS

     A. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

     B. In accordance with the Merger Agreement, the parties hereto desire to amend the Merger Agreement in the manner hereinafter provided.

     NOW THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Section 2.1(a) of the Merger Agreement is restated in its entirety to read as follows:

          "(a) Each Share issued and outstanding immediately prior to the Effective Time (other than any Shares to be canceled pursuant to Section 2.1(b) and any Dissenting Shares (as defined below)) shall be canceled and extinguished and be converted into the right to receive upon surrender of the certificate representing such Share $4.70 in cash (the "Merger Consideration")."

     2. Section 2.3 of the Merger Agreement is restated in its entirety to read as follows:

          "2.3  Stock Options and Warrants.  Each option or warrant to purchase
                --------------------------
Shares which is outstanding immediately prior to the Effective Time and which has an exercise price less than $4.70 shall, by virtue of the Merger, cease to be outstanding and shall be converted into a right to receive an amount in cash for each Share purchasable under such option or warrant, as the case may be, equal to $4.70 minus the per share exercise price under such option or warrant, as the case may be, subject to applicable withholding. If the per share exercise price under any option or warrant is equal to or greater than $4.70, then as of the Effective Time such option or warrant shall cease to be outstanding, without further consideration to the holder thereof. Prior to the Effective Time, Luther shall obtain an executed Stock Option/Warrant Exercise/Termination Agreement in the form attached as Exhibit B hereto (the "Option/Warrant Agreement") from each person who as of the Effective Time is the holder of an option or warrant to purchase Shares which shall confirm the foregoing treatment."

     3. In all other respects the Merger Agreement shall remain in full force and effect, and no amendment of any term or condition of the Merger Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Merger Agreement.

     4. The provisions of Article 12 of the Merger Agreement are incorporated herein in full by reference as if each such provision were restated herein in its entirety, except that, after the date of this Amendment, each reference to the Merger Agreement shall be deemed to be a reference to the Merger Agreement as amended hereby.

     5. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

                                       1
                                    ANNEX I

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Merger Agreement, or have caused this Amendment No. 1 to Merger Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                    LUTHER MEDICAL PRODUCTS, INC.


                                    /s/ David Rollo
                                    ---------------
                                    By:  David Rollo
                                    Its:  President


                                    BECTON DICKINSON INFUSION THERAPY SYSTEMS,
                                    INC.


                                    /s/ Richard A. Carbone
                                    ----------------------
                                    By:  Richard A. Carbone
                                    Its:  Attorney-in-Fact


                                    LMP ACQUISITION CORP.


                                    /s/ Richard A. Carbone
                                    ----------------------
                                    By:  Richard A. Carbone
                                    Its:  Vice President and Secretary


            [SIGNATURE PAGE TO AMENDMENT NO. 1 TO MERGER AGREEMENT]

                                       2
                                    ANNEX I

October 12, 1998                                   File Reference:  11-11879



The Board of Directors of
Luther Medical Products, Inc.
14332 Chambers Road
Tustin, California 92680

Attention:  David Rollo
            President & CEO

It is our understanding that a Merger Agreement (the "Agreement") is proposed to be entered into, by and among Luther Medical Products, Inc. ("Luther"), a California corporation; LMP Acquisition Corporation ("Merger Subsidiary"), a California corporation; and Becton Dickinson Infusion Therapy Systems, Inc. ("Becton"), a Delaware corporation. Pursuant to the Agreement each of the 3,219,986 outstanding shares of Luther common stock will be converted in this Merger into the right to receive $4.62 per share. In addition, any "in the money" stock options and warrants will be terminated and exchanged for cash equal to the difference between $4.62 per share and the accompanying per share exercise price of the options and warrants as of the consummation date of the Merger. Any "out of the money" stock options and warrants will be terminated as of the consummation date of the Merger. It is also our understanding that the total aggregate consideration, net of transaction fees and costs, to be received by the shareholders, warrant holders and option holders is $16,275,000. The terms and conditions of the Merger are more fully described in the aforementioned Agreement.

You have requested our opinion as to whether the aggregate consideration to be received in the Merger is fair to the Luther shareholders from a financial point of view to such shareholders pursuant to the terms and subject to the conditions set forth in the Agreement. We have not been engaged to give advice on whether the Luther shareholders should engage in the Transaction, nor have we been requested to seek or identify alternatives. The date of this Opinion is October 12, 1998.

"Market value" is defined as the price at which an asset or business enterprise would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy, the latter is not under any compulsion to sell, and both parties are well informed about all pertinent facts of the asset and the market for such asset. Market value is synonymous with the legal term fair market value.

It is our understanding that you and any other recipient of our Opinion of fair market value will consult with and rely solely upon your own legal counsel with respect to said definition. No representation is made herein as to any legal matter or the sufficiency of said definition for any purpose other than setting forth the scope of this Opinion.

"Controlling interest" is defined as any number of shares owned, either directly or indirectly, that, when exercised, can influence the selection of the entity's management group, the direction of existing or future operations (sale, divestiture, or acquisition), the declaration of dividends, etc.

In connection with this opinion, we have made such reviews, analyses, and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we:

     1. Analyzed and inspected Luther's financial statements for the fiscal years ended June 30, 1997 and 1998 audited by Ernst & Young LLP; June 30, 1994 through 1996 audited by Corbin & Wertz; and the interim internally prepared financial statements for the period ended August 31, 1998, identified by the Management as the most current financial statements available.

                                       1
                                    ANNEX II

     2.   Inspected copies of the following documents:

          . Certain sections of the draft Agreement dated October 10, 1998, which we received on October 10, 1998.

          . Internally prepared Business Plan approved at the July 17, 1998 board meeting.

          .  Federal Tax Return for the year ended June 30, 1997.

     3. Performed a search of companies considered comparable to Luther provided by Moody's and Compustat's Databases and Mergerstat Review 1998.

     4.   Reviewed certain transaction data for publicly traded companies.

     5. Visited Luther headquarters and conducted telephone interviews with and relied upon the representations of certain members of Management, as well as outside consultants, and counsel concerning the operations, financial condition, future prospects, and projected operations and performance of Luther.

     6. Conducted such other studies, analyses, and inquiries as we deemed appropriate.

In rendering our Opinion, we have not independently verified the accuracy and completeness of the information supplied to us with respect to Luther and do not assume any responsibility with respect to it. We advise the recipients of this Opinion that nothing has come to our attention in the course of this engagement that has caused us to believe it unreasonable to utilize and rely upon the expectations and representations of Luther's management regarding Luther's future performance. Additionally, our Opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us as of the Date of this Opinion.

In arriving at our Opinion, we have not included the existence of any non-compete and/or consulting/management agreements or any other form of additional distributions to shareholders that may be included as part of the proposed Agreement. Inclusion of said agreements and/or additional distributions could have impacted the issuance of this Opinion.

This Opinion has been prepared for the Board of Directors of Luther in connection with their consideration of the Merger and may not be used for any other purpose without our express, prior, written consent; provided that, this Opinion may be included in the proxy statement sent by Luther to its shareholders concerning the merger so long as the Opinion is reproduced in full in such proxy statement and any summary of the Opinion in the proxy statement is reasonably acceptable to Marshall & Stevens Incorporated. Other than the Opinion, Marshall & Stevens Incorporated has not been engaged to render any other financial services and our fee for this service is not contingent upon the consummation of the aforementioned transaction.

Based upon and subject to the attached summary of our analyses and the assumptions and limiting conditions, it is our opinion that as of the date of this Opinion, the aggregate consideration to be received in the Merger is fair to the Luther shareholders from a financial point of view to such shareholders pursuant to the terms and subject to the conditions set forth in the Agreement.


Very truly yours,



MARSHALL & STEVENS INCORPORATED


*Note:    Subsequent to the delivery of the above Opinion dated October 12,
1998, as to the fairness from a financial point of view of the aggregate consideration to be received in the Merger by the shareholders of Luther, the Merger Agreement was amended to increase the Merger Consideration from $4.62 to $4.70 per share. Please be advised that, as of the date of our Opinion above as to the fairness from a financial point of view of the aggregate consideration to be received in the Merger by the shareholders of Luther, a Merger Consideration of $4.70 per share would likewise be deemed fair to the shareholders from a financial point of view.

                                       2
                                   ANNEX II

                                   CHAPTER 13
                                     OF THE
                            GENERAL CORPORATION LAW


(S)1300. Right to Require Purchase -- "Dissenting Shares" and "Dissenting Shareholder" Defined.

  (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision
(e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split or share dividend which becomes effective thereafter.

  (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

  (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or
(B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

  (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph
(B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

  (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

  (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

  (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

(S)1301.  Demand for Purchase.

  (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

  (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair

                                       1
                                   ANNEX III
market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

  (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

(S)1302.  Endorsement of Shares.

  Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

(S)1303.  Agreed Price -- Time for Payment.

  (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

  (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

(S)1304.  Dissenter's Action to Enforce Payment.

  (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

  (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

  (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

(S)1305.  Appraisers' Report -- Payment -- Costs.

  (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the

                                       2
                                   ANNEX III
court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

  (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

  (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

  (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

  (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

(S)1306.  Dissenting Shareholder's Status as Creditor.

  To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

(S)1307.  Dividends Paid as Credit Against Payment.

  Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

(S)1308.  Continuing Rights and Privileges of Dissenting Shareholders.

  Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

(S)1309.  Termination of Dissenting Shareholder Status.

  Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

  (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

  (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

                                       3
                                   ANNEX III

  (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of
Section 1110 was mailed to the shareholder.

  (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

(S)1310.  Suspension of Proceedings for Payment Pending Litigation.

  If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under
Section 1304 and 1305 shall be suspended until final determination of such litigation.

(S)1311.  Exempt Shares.

  This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

(S)1312.  Attacking Validity of Reorganization or Merger.

  (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

  (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

  (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                                       4
                                   ANNEX III

PROXY
                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 CHAMBERS ROAD
                            TUSTIN, CALIFORNIA 92780

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF LUTHER MEDICAL PRODUCTS, INC. TO BE HELD ON JANUARY 25, 1999.

  The undersigned hereby appoints David Rollo and George Brdlik, each with full power of substitution, as proxy of the undersigned, to attend the Special Meeting of Shareholders of LUTHER MEDICAL PRODUCTS, INC. (the "Company") to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612 commencing at 9:00 a.m. local time, and at any and all postponements or adjournments thereof, and to vote all Common Stock of the Company, as designated on the reverse side of this proxy, with all powers the undersigned would possess if personally present at the meeting.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

  1. APPROVAL of the Merger Agreement pursuant to which the Company would merge into LMP Acquisition Corp., a wholly-owned subsidiary of Becton Dickinson Infusion Therapy Systems, Inc.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

                  (Continued and to be Signed on Reverse Side)



  This Proxy will be voted or withheld from being voted in accordance with the instructions specified. Where no choice is specified, this Proxy will confer discretionary authority and will be voted FOR approval of Proposal 1. This Proxy confers authority for each of the above named persons to vote in his discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying this Proxy and other matters which may properly come before the meeting. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act on his behalf at the meeting, other than the person designated in this form of proxy. Such right may be exercised by inserting the name of such person in the blank space provided.


                                             ----------------------
                                             PLEASE SIGN HERE

                                             ----------------------
                                             SIGNATURE (IF HELD
                                             JOINTLY)

                                             ----------------- ,199
                                                                 ---
                                             DATED


NOTE: Please sign exactly as name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.